                                                                   EXHIBIT 10.41



                           LOAN AND SECURITY AGREEMENT

                          Dated as of February 25, 1999

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 as the Lenders

                                       and

                        BANKAMERICA BUSINESS CREDIT, INC.

                                  as the Agent

                                       and

               MCINNES STEEL COMPANY and certain of its Affiliates

                                 as the Borrower

                                TABLE OF CONTENTS

ARTICLE 1         INTERPRETATION OF THIS AGREEMENT................................................................2

         1.1      Definitions.....................................................................................2
         1.2      Accounting Terms...............................................................................25
         1.3      Interpretive Provisions........................................................................25

ARTICLE 2         LOANS AND LETTERS OF CREDIT....................................................................26

         2.1      Total Facility.................................................................................26
         2.2      Revolving Loans................................................................................26
         2.3      Term Loans.....................................................................................32
         2.4      Letters of Credit..............................................................................34
         2.5      Capital Expenditure Loans......................................................................40
         2.6      Acquisition Line...............................................................................44
         2.7      Swap Transactions..............................................................................45

ARTICLE 3         INTEREST AND FEES..............................................................................46

         3.1      Interest.......................................................................................46
         3.2      Conversion and Continuation Elections..........................................................47
         3.3      Maximum Interest Rate..........................................................................48
         3.4      Closing Fee....................................................................................49
         3.5      Unused Line Fee................................................................................49
         3.6      Letter of Credit Fee...........................................................................49
         3.7      Capital Expenditure Loan Fee...................................................................49
         3.8      Acquisition Line Fee...........................................................................50
         3.9      Administration Fee.............................................................................50

ARTICLE 4         PAYMENTS AND PREPAYMENTS.......................................................................50

         4.1      Revolving Loans................................................................................50
         4.2      Termination of Facility........................................................................50
         4.3      Repayment of the Term Loans....................................................................51
         4.4      Voluntary Prepayments of the Term Loans........................................................51
         4.5      Mandatory Prepayments of the Term Loans........................................................51
         4.6      Repayment of the Capital Expenditure Loans.....................................................52
         4.7      Voluntary Prepayments of the Capital Expenditure Loans.........................................52
         4.8      Mandatory Prepayments of the Capital Expenditure Loans.........................................52
         4.9      Payments by the Borrower.......................................................................52
         4.10     Payments as Revolving Loans....................................................................53
         4.11     Apportionment, Application and Reversal of Payments............................................53
         4.12     Indemnity for Returned Payments................................................................54
         4.13     Agent's and Lenders' Books and Records; Monthly Statements.....................................54



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

Section                                                                                                         Page
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
ARTICLE 5         TAXES, YIELD PROTECTION AND ILLEGALITY.........................................................55

         5.1      Taxes..........................................................................................55
         5.2      Illegality.....................................................................................56
         5.3      Increased Costs and Reduction of Return........................................................56
         5.4      Funding Losses.................................................................................57
         5.5      Inability to Determine Rates...................................................................57
         5.6      Certificates of Lenders........................................................................57
         5.7      Survival.......................................................................................57

ARTICLE 6         COLLATERAL.....................................................................................58

         6.1      Grant of Security Interest.....................................................................58
         6.2      Perfection and Protection of Security Interest.................................................59
         6.3      Location of Collateral.........................................................................60
         6.4      Title to, Liens on, and Sale and Use of Collateral.............................................60
         6.5      Appraisals.....................................................................................60
         6.6      Access and Examination; Confidentiality........................................................61
         6.7      Collateral Reporting...........................................................................61
         6.8      Accounts.......................................................................................62
         6.9      Collection of Accounts; Payments...............................................................63
         6.10     Inventory; Perpetual Inventory.................................................................64
         6.11     Equipment......................................................................................65
         6.12     Documents, Instruments, and Chattel Paper......................................................66
         6.13     Right to Cure..................................................................................66
         6.14     Power of Attorney..............................................................................66
         6.15     The Agent's and Lenders'Rights, Duties and Liabilities.........................................67
         6.16     Site Visits, Observations and Testing..........................................................67

ARTICLE 7         BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES..............................................68

         7.1      Books and Records..............................................................................68
         7.2      Financial Information..........................................................................68
         7.3      Notices to the Lenders.........................................................................70

ARTICLE 8         GENERAL WARRANTIES AND REPRESENTATIONS.........................................................72

         8.1      Authorization, Validity, and Enforceability of this Agreement and the Loan Documents...........72
         8.2      Validity and Priority of Security Interest.....................................................73
         8.3      Organization and Qualification.................................................................73
         8.4      Corporate Name; Prior Transactions.............................................................73
         8.5      Subsidiaries and Affiliates....................................................................73
         8.6      Financial Statements and Projections...........................................................74
         8.7      Solvency.......................................................................................74



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

Section                                                                                                         Page
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
         8.8      Distributions..................................................................................74
         8.9      Title to Property..............................................................................74
         8.10     Real Estate; Leases............................................................................75
         8.11     Proprietary Rights.............................................................................75
         8.12     Trade Names and Terms of Sale..................................................................75
         8.13     Litigation.....................................................................................75
         8.14     Restrictive Agreements.........................................................................75
         8.15     Labor Disputes.................................................................................75
         8.16     Environmental Laws.............................................................................76
         8.17     No Violation of Law............................................................................77
         8.18     No Default.....................................................................................77
         8.19     ERISA Compliance...............................................................................77
         8.20     Taxes..........................................................................................78
         8.21     Regulated Entities.............................................................................78
         8.22     Use of Proceeds; Margin Regulations............................................................78
         8.23     Copyrights, Patents, Trademarks and Licenses, etc..............................................78
         8.24     No Material Adverse Change.....................................................................79
         8.25     Full Disclosure................................................................................79
         8.26     Material Agreements............................................................................79
         8.27     Bank Accounts..................................................................................79
         8.28     Governmental Authorization.....................................................................79
         8.29     Subordinated Debt..............................................................................79

ARTICLE 9         AFFIRMATIVE AND NEGATIVE COVENANTS.............................................................80

         9.1      Taxes and Other Obligations....................................................................80
         9.2      Corporate Existence and Good Standing..........................................................80
         9.3      Compliance with Law and Agreements; Maintenance of Licenses....................................80
         9.4      Maintenance of Property........................................................................81
         9.5      Insurance......................................................................................81
         9.6      Condemnation...................................................................................82
         9.7      Environmental Laws.............................................................................83
         9.8      Compliance with ERISA..........................................................................84
         9.9      Mergers, Consolidations or Sales...............................................................84
         9.10     Distributions; Capital Change; Restricted Investments..........................................84
         9.11     Transactions Affecting Collateral or Obligations...............................................84
         9.12     Guaranties.....................................................................................84
         9.13     Debt...........................................................................................85
         9.14     Prepayment.....................................................................................85
         9.15     Transactions with Affiliates...................................................................85
         9.16     Transactions with AHI and Northern.............................................................85
         9.17     Investment Banking and Finder's Fees...........................................................85
         9.18     Compensation...................................................................................86
         9.19     Business Conducted.............................................................................86
         9.20     Liens..........................................................................................86


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Section                                                                                                         Page
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
         9.21     Sale and Leaseback Transactions................................................................86
         9.22     New Subsidiaries...............................................................................86
         9.23     Fiscal Year....................................................................................86
         9.24     Capital Expenditures...........................................................................86
         9.25     Operating Lease Obligations....................................................................87
         9.26     Adjusted Tangible Net Worth....................................................................87
         9.27     Fixed Charge Coverage Ratio....................................................................87
         9.28     Use of Proceeds................................................................................87
         9.29     Unused Availability............................................................................88
         9.30     Further Assurances.............................................................................88
         9.31     Motor Vehicles Titles..........................................................................88

ARTICLE 10        CONDITIONS OF LENDING..........................................................................88

         10.1     Conditions Precedent to Making of Loans on the Closing Date....................................88
         10.2     Conditions Precedent to Each Loan..............................................................90
         10.3     Conditions Precedent to Capital Expenditure Loans..............................................91

ARTICLE 11        DEFAULT; REMEDIES..............................................................................91

         11.1     Events of Default..............................................................................91
         11.2     Remedies.......................................................................................94

ARTICLE 12        TERM AND TERMINATION...........................................................................95

         12.1     Term and Termination...........................................................................95

ARTICLE 13        AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS....................................96

         13.1     No Waivers; Cumulative Remedies................................................................96
         13.2     Amendments and Waivers.........................................................................96
         13.3     Assignments; Participations....................................................................97

ARTICLE 14        THE AGENT......................................................................................99

         14.1     Appointment and Authorization..................................................................99
         14.2     Delegation of Duties...........................................................................99
         14.3     Liability of Agent............................................................................100
         14.4     Reliance by Agent.............................................................................100
         14.5     Notice of Default.............................................................................101
         14.6     Credit Decision...............................................................................101
         14.7     Indemnification...............................................................................101
         14.8     Agent in Individual Capacity..................................................................102
         14.9     Successor Agent...............................................................................102
         14.10    Withholding Tax...............................................................................103


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

Section                                                                                                         Page
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
         14.11    Collateral Matters............................................................................104
         14.12    Restrictions on Actions by Lenders; Sharing of Payments.......................................105
         14.13    Agency for Perfection.........................................................................106
         14.14    Payments by Agent to Lenders..................................................................106
         14.15    Concerning the Collateral and the Related Loan Documents......................................106
         14.16    Field Audit and Examination Reports; Disclaimer by Lenders....................................106
         14.17    Relation Among Lenders........................................................................107

ARTICLE 15        MISCELLANEOUS.................................................................................107

         15.1     Cumulative Remedies; No Prior Recourse to Collateral..........................................107
         15.2     Severability..................................................................................107
         15.3     Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.........................108
         15.4     WAIVER OF JURY TRIAL..........................................................................108
         15.5     Survival of Representations and Warranties....................................................109
         15.6     Other Security and Guaranties.................................................................109
         15.7     Fees and Expenses.............................................................................109
         15.8     Notices.......................................................................................110
         15.9     Waiver of Notices.............................................................................112
         15.10    Binding Effect................................................................................112
         15.11    Indemnity of the Agent and the Lenders by the Borrower........................................112
         15.12    Limitation of Liability.......................................................................113
         15.13    Final Agreement...............................................................................113
         15.14    Counterparts..................................................................................113
         15.15    Captions......................................................................................113
         15.16    Right of Setoff...............................................................................113
         15.17    Joint and Several Liability...................................................................114
         15.18    Contribution and Indemnification among the Borrowers..........................................115
         15.19    Agency of the Parent for each other Borrower..................................................115
         15.20    Wire Transfer Procedures......................................................................117
         LOCATION OF COLLATERAL..................................................................................15





















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                             EXHIBITS AND SCHEDULES


EXHIBIT A - FORM OF TERM NOTE
EXHIBIT B - FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C - FORM OF CAPITAL EXPENDITURE LOAN NOTE
EXHIBIT D - LIST OF CLOSING DOCUMENTS
EXHIBIT E - NOTICE OF BORROWING
EXHIBIT F - NOTICE OF BORROWING (CAPITAL EXPENDITURE LOAN)
EXHIBIT G - NOTICE OF CONVERSION/CONTINUATION
EXHIBIT H - FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
          - SCHEDULE 1 - NOTICE OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT I - WIRE TRANSFER PROCEDURES

                           LOAN AND SECURITY AGREEMENT

         Loan and Security Agreement, dated as of February 25, 1999, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC") with an office at 16th Floor, 231 South LaSalle Street, Chicago, Illinois 60697, as agent for the Lenders (in its capacity as agent, the "Agent"), and the following corporations (collectively, the "Borrower"):

         MCINNES STEEL COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("MSC") including, without limitation, its McInnes Rolled Rings ("MRR") division;

         MCINNES INTERNATIONAL, INC., a corporation organized under the laws of the U.S. Virgin Islands ("MII");

         TAYLOR FORGE COMPANY, a corporation organized under the laws of the State of Tennessee ("Taylor");

         ERIE BRONZE & ALUMINUM COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("EBA");

         AMERICAN HANDLING, INC., a corporation organized under the laws of the State of Ohio ("AHI");

         NORTHERN STEEL COMPANY, a corporation organized under the laws of the State of Washington ("Northern");

         MICAFIL, INC., a corporation organized under the laws of the State of Delaware ("Micafil"); and

         EBALLOY GLASS PRODUCTS COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("Eballoy").


                               W I T N E S S E T H

         WHEREAS, the Borrower has requested the Lenders to make available to the Borrower a revolving line of credit for loans and letters of credit in an amount not to exceed $20,000,000, to make a term loan to the Borrower in the aggregate principal amount of $13,500,000, a capital expenditure line facility in the amount not to exceed $8,000,000 and an acquisition line facility in the amount not to exceed $5,000,000, which extensions of credit the Borrower will use for its working capital needs and general business purposes as further set forth in this Agreement; and








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         WHEREAS, the Lenders have agreed to make available to the Borrower a revolving credit facility and those other credit facilities described above upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrower hereby agree as follows.


                                   ARTICLE 1

                        INTERPRETATION OF THIS AGREEMENT

         1.1      Definitions. As used herein:

                  "Accounts" means all of the Borrower's now owned or hereafter acquired or arising accounts, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Account Debtor" means each Person obligated in any way on or in connection with an Account.

                  "Acquisition Line" has the meaning set forth in Section 2.6.

                  "Acquisition Line Fee" has the meaning set forth in Section
3.8.

                  "Adjusted Tangible Assets" means all of Centrum's and its Subsidiaries' assets except: (a) deferred assets, other than prepaid insurance, prepaid taxes and deferred taxes; (b) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (c) Restricted Investments; (d) unamortized debt discount and expense; (e) assets of Centrum and Subsidiaries constituting Intercompany Accounts; and (f) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after the Closing Date.

                  "Adjusted Tangible Net Worth" means, at any date: (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with GAAP) at which the Adjusted Tangible Assets would be shown on a balance sheet of Centrum and its Subsidiaries at such date prepared in accordance with GAAP; less (b) the amount at which the liabilities of Centrum and its Subsidiaries would be shown on such balance sheet, including as liabilities all reserves for contingencies and other potential liabilities which would be required to be shown on such balance sheet in accordance with GAAP.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, five percent (5%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.




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                  "Agent" means BankAmerica Business Credit, Inc., solely in its capacity as agent for the Lenders, and any successor agent.

                  "Agent Advances" has the meaning specified in Section 2.2(i).

                  "Agent Capital Expenditure Advances" has the meaning specified in Section 2.5(i)

                  "Agent's Liens" means the Liens in the Collateral granted to the Agent, for the ratable benefit of the Lenders, BABC, and Agent pursuant to this Agreement and the other Loan Documents.

                  "Agent-Related Persons" means the Agent and any successor agent, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Aggregate Revolver Outstandings" means, at any time: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit to the extent to which a draw has been made.

                  "Agreement" means this Loan and Security Agreement.

                  "Anniversary Date" means each anniversary of the Closing Date.

                  "Applicable Margin" has the meaning set forth in Section
3.1(a).

                  "Assignee" has the meaning specified in Section 13.3(a).

                  "Assignment and Acceptance" has the meaning specified in
Section 13.3(a).

                  "Attorney Costs" means and includes all fees, expenses and disbursements of any law firm or other external counsel engaged by the Agent, the allocated cost of internal legal services of the Agent and all expenses and disbursements of internal counsel of the Agent.

                  "Availability" means, at any time, (a) the lesser of (i) the Maximum Revolver Amount or (ii) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (B) sixty percent (60%) of the value of Eligible Inventory consisting of raw materials and finished goods; plus (C) forty percent (40%) of the value of Eligible Inventory consisting of work in process; provided, that at no time shall the sum of outstanding Revolving Loans based upon the value of Eligible Inventory exceed $10,000,000 in the aggregate ("Maximum Inventory Loan") and provided, further, that at no time shall the sum of outstanding Revolving Loans based upon the value of Eligible Inventory consisting of work in process exceed $3,000,000 in the aggregate; minus (b) the sum of (i) the Aggregate Revolver Outstandings, (ii) reserves for accrued interest on the Obligations, (iii) the Environmental Compliance Reserve, (iv) Swap Reserve, and (v) all other reserves which the Agent deems necessary in the exercise of its reasonable credit judgment to maintain with respect to the

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Borrower's account, including, without limitation, reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of the Borrower.

                  "BABC" means BankAmerica Business Credit, Inc, or any successor entity thereto.

                  "BABC Loan" and "BABC Loans" have the meanings specified in
Section 2.2(h).

                  "Bank of America" means Bank of America National Trust and Savings Association, a national banking association, or any successor entity thereto.

                  "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.).

                  "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America in San Francisco, California, as its "reference rate" (the "reference rate" being a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the reference rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

                  "Base Rate Loans" means, collectively the Base Rate Revolving Loans, the Base Rate Capital Expenditure Loans, and the Base Rate Term Loans.

                  "Base Rate Capital Expenditure Loans" means a Capital Expenditure Loan during any period in which it bears interest based on the Base Rate.

                  "Base Rate Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

                  "Base Rate Term Loan" means any portion of a Term Loan during any period in which such portion bears interest based on the Base Rate.

                  "Borrower" means the collective reference to each and every Person defined as a "Borrower" in the preamble of this Agreement or otherwise so identified in this Agreement from time to time, and to any one or more of such Persons, all jointly and severally, unless a specific Borrower is expressly identified. "Borrowers" means the collective reference to all Persons included in the definition of "Borrower."

                  "Borrowing" means a borrowing hereunder consisting of Revolving Loans, Capital Expenditure Loans or Term Loans made on the same day by the Lenders to the Borrower (or by BABC in the case of a Borrowing funded by BABC Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

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                  "Borrowing Base Certificate" means a certificate by a
Responsible Officer of the Borrower, substantially in the form of EXHIBIT B (or another form acceptable to the Agent) setting forth the calculation of the Availability, including a calculation of each component thereof, as of the close of business no more than five (5) Business Days prior to the date of such certificate, all in such detail as shall be satisfactory to the Agent. Each Borrowing Base Certificate shall include for each Person whose assets are included the calculation of Availability, the Eligible Accounts and Eligible Inventory (including a breakdown of work-in-process). All calculations of Availability in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement. The Agent shall promptly notify the Borrower of such adjustments.

                  "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in San Francisco, California, or Chicago, Illinois are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Capital Expenditure Loan Availability" means, at any time, $8,000,000 minus the aggregate amount of all Capital Expenditure Loans previously advanced minus reserves which the Agent deems necessary in the exercise of its reasonable credit judgment to maintain with respect to the Borrower's account for completion of the Project free and clear of Liens.

                  "Capital Expenditure Loan Fee" has the meaning set forth in
Section 3.7.

                  "Capital Expenditure Loan Maturity Date" means the earlier of Stated Termination Date or the sixth anniversary of the first advance under the Capital Expenditure Loan.

                  "Capital Expenditure Loan Notes" has the meaning set forth in
Section 2.5(j).

                  "Capital Expenditure Loan Notice of Borrowing" has the meaning set forth in Section 2.5(b).

                  "Capital Expenditure Loans" has the meaning set forth in
Section 2.5(a).

                  "Capital Expenditures" means all payments due (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or offset items or in connection with a Capital Lease.

                  "Capital Lease" means any lease of property by the Borrower which, in accordance with GAAP, is or should be reflected as a capital lease on the balance sheet of Borrower.

                  "Centrum" means Centrum Industries, Inc., a corporation organized under the laws of the State of Delaware, its successors and assigns.

                  "Change of Control" means (a)(i) the replacement of a majority of the Board of Directors of Centrum from the directors who constituted the Board of Directors on the date of this Agreement for any reason other than death or disability, and such replacement shall not have been approved by the Board of Directors of such entity as constituted on the date of this Agreement (or as changed over time with the approval of the Board of Directors of such entity) or
(ii) a company, person, entity or group of companies or entities acting in concert, shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, exercise of the stock pledge or otherwise, have become the beneficial owner (within the meaning of Rule 13d.3 under the Securities Exchange Act of 1934, as amended) of (A) any securities of the Borrower or (B) securities of Centrum representing more than 30% of the combined voting power of the then outstanding securities of Centrum ordinarily having the right to vote in the election of directors; or (b) any of the Borrowers ceases to be a wholly-owned subsidiary of Centrum or of one of the Borrowers.

                  "Closing Date" means the date of this Agreement.

                  "Closing Fee" has the meaning specified in Section 3.4.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and regulations promulgated thereunder.

                  "Collateral" has the meaning specified in Section 6.1.

                  "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

                  "Consolidated" means consolidated in accordance with GAAP for Centrum and its Subsidiaries, adjusted, however, from time to time as the Agent may require from time to reflect the results, assets and liabilities of entities which are not included within the term "Borrower."

                  "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

                  "Corporate Guarantors" means the collective reference to each of Centrum, McInnes Services, Inc., a corporation organized under the laws of the State of Delaware, and LaSalle Exploration, Inc., a corporation organized under the laws of Ohio.

                  "Corporate Guaranties" means the collective reference to each Guaranty executed by the Corporate Guarantors with respect to the Obligations.

                  "Credit Support" has the meaning specified in Section 2.4(a).

                  "Debt" means, as to any Person, all liabilities, obligations and indebtedness of the Person of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including, without in any way limiting the generality of the foregoing: (i) the Person's liabilities and obligations to trade creditors; (ii) all Obligations;
(iii) all obligations and liabilities of any Person secured by any Lien on the Person's property, even though the Person shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Person prepared in accordance with GAAP; (iv) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the Person, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Person prepared in accordance with GAAP; (v) all accrued pension fund and other employee benefit plan obligations and liabilities; and (vi) without duplication, all obligations and liabilities under Guaranties.

                  "Debt For Borrowed Money" means, as to any Person, Debt for borrowed money or as evidenced by notes, bonds, debentures or similar evidences of any such Debt of such Person, the deferred and unpaid purchase price of any property or business (other than trade accounts payable incurred in the ordinary course of business and constituting current liabilities) and all obligations under Capital Leases.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Defaulting Lender" has the meaning specified in Section 2.2(g)(ii).

                  "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus
(b) two percent (2%). Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit, the Default Rate shall mean an increase in the Letter of Credit Fee by two (2) percentage points.

                  "Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

                  "DOL" means the United States Department of Labor or any successor department or agency.

                  "Dollar" and "$" means dollars in the lawful currency of the United States.

                  "Early Termination Fee" has the meaning described in Section 4.2.

                  "EBITDA" means as to Centrum and its Subsidiaries for any period of determination thereof, the sum, on a Consolidated basis, of (a) the net profit (or loss), plus (b) interest expense and income tax provisions for such period, plus (c) depreciation and amortization of assets for such period, plus (d) unusual expense associated with the write-off of the capitalized portion of financing costs, minus (e) gains from asset sales other than sales of Inventory in the ordinary course of business, plus (f) losses from asset sales other than sales of Inventory in the ordinary course of business, minus (g) extraordinary gains, minus (h) interest income, minus (i) any gain relating to the accumulated effect of any change in accounting method, plus (j) any loss relating to the accumulated effect of any change in accounting method, each item in clauses (a) through (j) calculated pursuant to GAAP for such period, minus
(k) that portion of net profit (or loss, which shall be expressed as a negative number) accounted for as equity income in accordance with GAAP which is not distributed to Centrum and its Subsidiaries.

                  "Eligible Accounts" means all Accounts of the Borrower which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

                           (a) with respect to which more than 90 days have
elapsed since the date of the original invoice therefor or it is more than 60 days past due, unless the Account is covered by credit insurance which is from an issuer and on terms (including, without limitation, deductibles) satisfactory to the Agent, which is subject to reserves which the Agent deems necessary in the exercise of its reasonable credit judgment, and which has been assigned to the Agent as security for the Obligations; provided that the aggregate of all Accounts included in Eligible Accounts due to such credit insurance shall not exceed $750,000.00.

                           (b) with respect to which any of the representations,
warranties, covenants, and agreements contained in Section 6.8 are not or have ceased to be complete and correct or have been breached;

                           (c) with respect to which, in whole or in part, a
check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                           (d) which represents a progress billing (as
hereinafter defined) or as to which the Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the Borrower's completion of any further performance under the contract or agreement;

                           (e) as to which any one or more of the following
events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the United States Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

                           (f) if fifty percent (50%) or more of the aggregate
Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under the other criteria set forth herein or otherwise established by the Agent;

                           (g) owed by an Account Debtor which: (i) does not
maintain its chief executive office in the United States or Canada; or (ii) is not organized under the laws of the United States or any state thereof or Canada; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit or foreign credit insurance, all in form and substance and assigned in a manner satisfactory to the Agent in its discretion;

                           (h) owed by an Account Debtor which is an Affiliate
or employee of the Borrower;

                           (i) except as provided in (k) below, as to which
either the perfection, enforceability, or validity of the Agent's Lien in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

                           (j) which is owed by an Account Debtor to which the
Borrower is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                           (k) which is owed by the government of the United
States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 et seq.), and any other steps necessary to perfect the Agent's Lien therein, have been complied with to the Agent's reasonable satisfaction with respect to such Account;

                           (l) which is owed by any state, municipality, or
other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

                           (m) which represents a sale on a bill-and-hold
(unless the same is subject to a written customer authorization, a copy of which the Agent has received and approved and provided that no more than $500,000 in Accounts for sales on a bill-and-hold may be included in Eligible Accounts at ant one time), guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                           (n) which is evidenced by a promissory note or other
instrument or by chattel paper;

                           (o) if the Agent believes, in the exercise of
its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

                           (p) with respect to which the Account Debtor is
located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year; or

                           (q) which arises out of a sale not made in the
ordinary course of the Borrower's business;

                           (r) as to which the goods giving rise to such Account
have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

                           (s) is owed by an Account Debtor which is obligated
to the Borrower respecting Accounts the aggregate unpaid balance of which exceeds fifteen percent (15%)(except with respect to General Electric, the aggregate unpaid balance of which exceeds twenty-five percent (25%)) of the aggregate unpaid balance of all Accounts owed to the Borrower at such time by all of the Borrower's Account Debtors, but only to the extent of such excess;

                           (t) arises out of an enforceable contract or order
which, by its terms, forbids, restricts or makes void or unenforceable the granting of a Lien by the Borrower to the Agent with respect to such Account; or

                           (u) which is not subject to a first priority and
perfected security interest in favor of the Agent for the benefit of the Lenders.

         If any Account at any time ceases to be an Eligible Account by reason of any of the foregoing exclusions or any failure to meet any other eligibility criteria established by the Agent in the exercise of its reasonable discretion then such Account shall promptly be excluded from the calculation of Eligible Accounts. Without limiting the foregoing, the Agent reserves the right to continuing review of the inclusion of the Accounts of AHI and Northern among Eligible Accounts.

                  "Eligible Inventory" means Inventory, valued at the lower of cost or market, that constitutes raw materials, work-in-process and first quality finished goods and that, unless the Agent in its reasonable commercial discretion elects: (a) is not, in the Agent's reasonable opinion, obsolete, slow moving, or unmerchantable; (b) is located at premises owned by the Borrower or on premises otherwise reasonably acceptable to the Agent, provided, however, that Inventory located on premises leased to the Borrower or on premises owned by or leased to a bailee, warehouseman, inventory processor or other third party shall not be Eligible Inventory unless the Borrower shall have delivered to the Agent a written waiver, duly executed on behalf of the appropriate landlord, bailee, warehouseman, inventory processor or other third party and in form and substance acceptable to the Agent, of all Liens which the landlord, bailee, warehouseman or other third party for such premises may be entitled to assert against such Inventory; (c) upon which the Agent for the benefit of the Lenders has a first priority perfected security interest; (d) work-in-process at AHI or Northern; (e) is not held as spare parts and is not packaging and shipping materials, supplies, bill-and-hold Inventory, returned or defective Inventory, or Inventory delivered to the Borrower on consignment; and (f) the Agent, in the exercise of its reasonable commercial discretion, deems eligible as the basis for Revolving Loans based on such collateral and credit criteria as the Agent may from time to time establish. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory. Without limiting the foregoing the Agent reserves the right to continuing review of the inclusion of the Inventory of AHI and Northern among Eligible Inventory.

                  "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, Attorney Costs) of any nature whatsoever paid or incurred by or on behalf of the Agent and/or any of the Lenders in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Loan Documents, (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Loan Documents, including, without limitation, those costs and expenses more specifically enumerated in Section 15.7, and (c) the monitoring, administration, processing and/or servicing of any or all of the Obligations, the Financing Documents, and/or the Collateral.

                  "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

                   "Environmental Compliance Reserve" means any reserves which the Agent, after the Closing Date, establishes from time to time for amounts that are reasonably likely to be expended by the Borrower in order for the Borrower and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 9.7(b).

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

                  "Environmental Lien" means a Lien in favor of any Governmental Authority for (1) any liability under any Environmental Laws, or (2) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Environmental Property Transfer Act" means any applicable requirement of law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Environmental Cleanup Responsibility Acts" or "Responsible Property Transfer Acts."

                  "Equipment" means all of the Borrower's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment and all of the Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section

4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan; (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

                  "Event of Default" has the meaning specified in Section 11.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder, as amended from time to time.

                  "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent in good faith.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "Financial Statements" means, according to the context in which it is used, the financial statements referred to in Section 8.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

                  "Financing Documents" means the Loan Documents.

                  "Fiscal Year" means the Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of the Borrower will end on March 31, 1999.

                  "Fixed Assets" means Equipment and Real Estate of the
Borrower.

                  "Fixed Charges" means as to Centrum and its Subsidiaries for any period of determination, the Consolidated voluntary, scheduled or required payments (including, without limitation, principal and interest) on all Funded Debt of Centrum and its Subsidiaries, plus cash taxes paid, plus Capital Expenditures of Centrum and its Subsidiaries which are not financed by long-term borrowings or long-term Capital Leases, plus dividends declared or paid by Centrum.

                  "Fixed Charge Coverage Ratio" means as to Centrum and its Subsidiaries for the period of any determination thereof the ratio of (a) Consolidated EBITDA to (b) Consolidated Fixed Charges.

                  "Funding Date" means the date on which a Borrowing occurs.

                  "Funded Debt" means with respect to a Person at any time the sum at such time of (a) Debt of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) lease obligations of such Person with respect to Capital Leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guaranteed or indemnified against by such Person or which are secured by the property of such Person; and (f) any obligations, liabilities or indebtedness, contingent or otherwise, under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot, foreign exchange and forward contracts and other similar agreements and arrangements.

                  "Funded Debt to EBITDA Ratio" means on any date of determination, the ratio of Consolidated Funded Debt on the date of determination to Consolidated EBITDA for the four fiscal quarters ending on the date of determination.

                   "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

                  "General Intangibles" means all of the Borrower's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrower of every kind and nature (other than Accounts), including, without limitation, all contract rights, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Borrower in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to the Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which the Borrower is beneficiary, and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Borrower.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

                  "Intercompany Accounts" means all assets and liabilities, however arising, which are due to the Borrower from, which are due from the Borrower to, or which otherwise arise from any transaction by the Borrower with, any Affiliate.

                  "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                           (i) if any Interest Period would otherwise end on a
day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest Period pertaining to a LIBOR Rate
Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no Interest Period shall extend beyond the
Stated Termination Date.

                  "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

                  "Inventory" means all of the Borrower's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in the Borrower's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

                  "Investment Property" means: (a) a security, whether certificated or uncertificated; (b) a security entitlement; (c) a securities account; (d) a commodity contract; or (e) a commodity account.

                  "Investors" has the meaning set forth in the Note and Warrant Purchase Agreement.

                  "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Latest Projections" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 7.2(e), the projections of the Borrower's financial condition, results of operations, and cash flow, for the period commencing on January 1, 1999 and ending on March 31, 2000 and delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to
Section 7.2(e).

                  "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority.

                  "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and BABC to the extent of any BABC Loan outstanding; provided that no such Agent Advance or BABC Loan shall be taken into account in determining any Lender's Pro Rata Share.

                  "Letter of Credit" means a letter of credit issued or caused to be issued for the account of the Borrower pursuant to Section 2.4.

                  "Letter of Credit Fee" has the meaning specified in Section
3.6.

                  "LIBOR Capital Expenditure Loans" means a Capital Expenditure Loan during any period in which it bears interest based on the LIBOR Rate.

                  "LIBOR Interest Payment Date" means, with respect to a LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan.

                  "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/1000th of 1.0%) determined by the Agent as follows:

                                             LIBOR
         LIBOR Rate  =       ------------------------------------
                             1.00 - Eurodollar Reserve Percentage

         Where,

                           "Eurodollar Reserve Percentage" means for any day for
                  any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                           "LIBOR" means the rate of interest per annum (rounded
                  upward to the next 1/16th of 1%) notified to the Agent by Bank of America as the rate of interest at which dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBOR Rate Loan and having a maturity comparable to such Interest Period would be offered by Bank of America's applicable lending office to major banks in the London eurodollar market at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  "LIBOR Rate Loans" means, collectively, the LIBOR Revolving Loans, the LIBOR Capital Expenditure Loans, and the LIBOR Term Loans.

                  "LIBOR Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

                  "LIBOR Term Loan" means any portion of a Term Loan during any period in which such portion bears interest based on the LIBOR Rate.

                  "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property.

                  "Loan Account" means the loan account of the Borrower, which account shall be maintained by the Agent.

                  "Loan Documents" means this Agreement, the Term Loan Notes, the Capital Expenditure Loan Notes, the Patent and Trademark Agreements, the Mortgages, the Corporate Guaranties and any other agreements, instruments, and documents heretofore, now or hereafter executed and delivered by the Borrower, any guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guaranteeing or otherwise relating to the credit facilities under this Agreement, any other aspect of the transactions contemplated by this Agreement, the Collateral and/or any of the Obligations.

                  "Loans" means, collectively, all loans and advances provided for in Article 2.

                  "Majority Lenders" means at anytime Lenders whose Pro Rata shares aggregate more than 66-2/3% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 66-2/3% of the aggregate principal amount of the Loans then outstanding.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the Federal Reserve Board.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Collateral; (b) a material impairment of the ability of the Borrower to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Loan Document.

                  "Maximum Revolver Amount" means $20,000,000.

                  "Mortgages" means: (a) each Mortgage, Security Agreement, and Assignments of Leases and Rents dated the date hereof between the Borrower and the Agent and delivered to the Agent; and (b) all other real property mortgages, leasehold mortgages, assignments of leases, mortgage deeds, deeds of trust, deeds to secure debt, security agreements, and other similar instruments hereafter entered into which provide the Agent a lien, for the benefit of the Agent and Lenders, on or other interest in any portion of the Premises or the Real Estate or which relate to any such Lien or interest.

                  "Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrower or any ERISA Affiliate.

                  "Net Amount of Eligible Accounts" means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

                  "Note and Warrant Purchase Agreement" means that certain Note and Warrant Purchase Agreement dated as of February 29, 1996 and effective as of March 8, 1996 among Centrum and the Investors, as amended and modified from time to time.

                  "Notice of Borrowing" has the meaning specified in Section 2.2(b).

                  "Notice of Conversion/Continuation" has the meaning specified in Section 3.2(b).

                  "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrower to the Agent and/or any Lender, arising under or pursuant to this Agreement (including, without limitation, all fees provided under Article 3 or otherwise) or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others, and any participation by the Agent and/or any Lender in the Borrower's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, Attorney Costs, filing fees and any other sums chargeable to the Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter owing from the Borrower to the Agent and/or any Lender under or in connection with the Letters of Credit and
(b) all debts, liabilities and obligations now or hereafter owing from the Borrower to the Agent and Lenders arising from or related to Swap Transactions pursuant to the indemnity provided in Section 2.7 hereof.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "Participant" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Patent, Trademark and Copyright Agreements" means that certain Collateral Assignment of Patents as Security from Micafil, that certain Collateral Assignment of Trademarks as Security from AHI, that certain Collateral Assignment of Trademarks as Security from MSC, and that certain Collateral Assignment of Copyrights as Security from AHI, each dated as of the date hereof, executed and delivered to the Agent to evidence and perfect the Agent's security interest in the applicable Borrower's present and future patents, trademarks, and related licenses and rights, for the benefit of the Agent and the Lenders.

                  "Payment Account" means each blocked bank account established pursuant to Section 6.9, to which the funds of the Borrower (including, without limitation, proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name of the Agent or the Borrower, as the Agent may determine, on terms acceptable to the Agent.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice(s) of Borrowing received by the Agent which have not yet been advanced.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiple-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

                  "Permitted Liens" means:

                           (a) Liens for taxes not delinquent or statutory Liens
for taxes in an amount not to exceed $100,000 provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on Borrower's books and records and a stay of enforcement of any such Lien is in effect;

                           (b) the Agent's Liens;

                           (c) deposits under worker's compensation,
unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                           (d) Liens securing the claims or demands of
materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $100,000 in the aggregate or, in the case of claims or demands in favor of mechanics or materialmen with respect to improvements to real property, such claims and demand are being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on Borrower's books and records and, if the Agent so elects, against Availability, and a stay of enforcement of any such Lien is in effect;

                           (e) "Permitted Encumbrances" as defined in each of
the Mortgages;

                           (f) Judgment and other similar Liens arising in
connection with court proceedings to the extent the attachment or enforcement of such Liens would not result in an Event of Default hereunder;

                           (g) purchase money security interests securing Debt
for Borrowed Money for the purchase of Equipment in arms-length, commercially reasonable transactions with persons who are not Affiliates; provided, however, that (i) the Debt for Borrowed Money so secured shall not exceed the unpaid purchase price of the Equipment acquired, plus reasonable finance charges and the reasonable costs of collection (including, without limitation, reasonable attorneys fees); (ii) each item of Equipment shall secure only its portion of the indebtedness described in item (i); and (iii) the aggregate principal amount of such indebtedness incurred in any fiscal year shall not exceed $500,000;

                           (h) Liens in favor of the Huntington National Bank
and other creditors to the extent such Liens, as part of the Permitted Uses, are paid and satisfied as part of closing; and

                           (i) as to Micafil, the existing mortgage on its real
estate in favor of -Asea Brown Boveri, Inc.

                  "Permitted Rentals" has the meaning specified in Section 9.25.

                  "Permitted Uses" means (a) for the Revolving Loans and the Term Loans on the Closing Date, the repayment in full of all Debt to (i) The Huntington National Bank, (ii) the Pennsylvania Industrial Development Authority, (iii) ECIDA Bonds, and (iv) General Electric Credit Corporation, (b) for the Revolving Loans on the Closing Date, the payment of the Agent's, Borrower's and Lenders' Attorney Fees and other fees and expenses related to this Agreement, (c) for the Revolving Loans, the payment of expenses incurred in the ordinary course of the Borrower's business, (d) for the Capital Expenditure Loans, the purchase of new Equipment for the Project, (e) for the Acquisition Line, the uses described in Section 2.6 , and (f) such other purposes as the Agent and the Majority Lenders may expressly approve in writing from time to time.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "Premises" means the land identified by addresses on Schedule 8.10, together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the Real Estate in which the Borrower has any interests on the Closing Date.

                  "Project" means a certain project to expand the capacity of the MRR facility located at 1533 East 12th Street, Erie, Pennsylvania.

                  "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders.

                  "Proprietary Rights" means all of the Borrower's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including, without limitation, those patents, trademarks, service marks, trade names and copyrights set forth on Schedule 8.11 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "Real Estate" means all of the present and future interests of the Borrower, as owner, lessee, or otherwise, in the Premises, including, without limitation, any interest arising from an option to purchase or lease the Premises or any portion thereof.

                  "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

                  "Rentals" has the meaning specified in Section 9.25.

                  "Reportable Event" means, any of the events set forth in
Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Required Lenders" means at any time Lenders whose Pro Rata Shares aggregate more than 51% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 51% of the aggregate principal amount of the Loans then outstanding.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means the chief executive officer, chief financial officer, treasurer or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

                  "Restricted Investment" means, as to any Person, any acquisition of property by such Person in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except acquisitions of the following: (a) Equipment to be used in the business of such Person so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) Inventory in the ordinary course of business; (c) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of such Person; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; and (f) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by

Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof.

                  "Revolving Loans" has the meaning specified in Section 2.2 and includes each Agent Advance and BABC Loan.

                  "Settlement" and "Settlement Date" have the meanings specified in Section 2.2(j)(i).

                  "Solvent" means when used with respect to any Person that at the time of determination:

                  (i) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

                  (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

                  (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

                  (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Stated Termination Date" means February 28, 2002, subject to possible extensions for the Lenders giving the requisite notice provided below for successive periods of one (1) year (but in no event later than February 28, 2009) upon the written notice to the Agent all of the Lenders and the Borrower, in the exercise of their respective sole and absolute discretion, which notice shall be given no later than the December 30 immediately preceding the next scheduled Stated Termination Date of their intention to extend the making of Revolving Loans as of the next scheduled Stated Termination Date, provided, however, that (i) in the event the Borrower and BABC (in its capacity as Agent or Lender) have given such notice of their intent to extend the Stated Termination Date, the interest of any Lender not giving such notice shall be subject to repurchase by BABC, in the exercise of its sole and absolute discretion, pursuant to the provisions of Section 14.4(c) of this Agreement and, if all interests of those Lenders not giving notice are so repurchased, the Stated Termination Date shall be extended, and (ii) in the event the notices and/or repurchases required in clause (i) do not occur, there shall be no extension.

                  "Subordinated Debt" means that certain Funded Debt in the initial aggregate face principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) and other indebtedness, liabilities and obligations of Centrum described in or arising with respect to that certain Note and Warrant Purchase Agreement, among Centrum and the Debt for Borrowed Money of Centrum in favor of the Investors.

                  "Subordinated Debt Loan Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.

                  "Subordination Agreement" means that certain Subordination Agreement - Investors dated the same date as this Agreement, as amended, modified, restated, substituted, extended and renewed from time to time.

                  "Subsidiary" of a Person means any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof, provided that Micafil-Axis, L.L.C. shall not be considered a Subsidiary. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

                  "Swap Reserve" means any and all reserves which the Lender from time to time establishes, in its sole discretion, with respect to Swap Transactions.

                  "Swap Transactions" means any interest rate swap transaction, forward rate transaction, treasury lock transaction, interest rate cap, floor or collar transaction, any similar transaction, any option to enter into any of the foregoing, or any combination of any of the foregoing.

                  "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

                  "Term Loan" and "Term Loans" have the meanings specified in
Section 2.3(a).

                  "Term Loan Maturity Date" means the earlier of the Stated Termination Date or February 1, 2006.

                  "Term Loan Note" and "Term Loan Notes" have the meanings specified in Section 2.3(c).

                  "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrower pursuant to Section 4.2 or by the Majority Lenders pursuant to
Section 11.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever.

                  "Total Facility" has the meaning specified in Section 2.1.

                  "UCC" means the Uniform Commercial Code (or any successor statute) of the State of Illinois or of any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "Unused Letter of Credit Subfacility" means an amount equal to $5,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit to the extent to which a draw has been made.

                  "Unused Line Fee" has the meaning specified in Section 3.5.

         1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

         1.3 Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i)   The term "documents" includes any and all
instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) The term "including" is not limiting and means "including without limitation."

                      (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement and the other Loan Documents) and other documents shall be deemed to include all subsequent amendments, modifications, restatements, substitutions, extensions and renewals thereto from time to time, but only to the extent the same are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

                  (h) Without implying any limitation on the provisions of
Section 15.17 of this Agreement, reference in this Agreement and the other Financing Documents to the "Borrower", the "Borrowers", "each Borrower" or otherwise with respect to any one or more of the Borrowers shall mean each and every Person included from time to time in the term "Borrower" and any one or more of the Borrowers, jointly and severally, unless a specific Borrower is expressly identified.


                                   ARTICLE 2

                           LOANS AND LETTERS OF CREDIT

         2.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to $46,500,000 (the "Total Facility") for the Borrower's use from time to time during the term of this Agreement. The Total Facility shall be comprised of: (a) a revolving line of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections 2.2 and 2.4;
(b) the Term Loans described in Section 2.3 in the aggregate amount of $13,500,000; (c) a capital expenditure line up to $8,000,000, as described in
Section 2.5; and (d) an acquisition line up to $5,000,000, as described in
Section 2.6. The proceeds of each advance under the Loans shall be used by the Borrower for Permitted Uses, and for no other purposes except as may otherwise be agreed by the Majority Lenders in writing. The Borrower shall use the proceeds of the Loans promptly.

         2.2 Revolving Loans. (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10, each Lender severally agrees, upon the Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrower, in amounts not to exceed (except for BABC with respect to BABC Loans or Agent Advances) such Lender's Pro Rata Share of the Borrower's Availability. The Lenders, however, in their discretion, may elect to make Revolving Loans or participate (as provided for in Section 2.4(f)) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount or the Availability or to be obligated to exceed such limits on any other occasion. If the Aggregate Revolver Outstandings exceeds the Availability (with the Availability for this purpose calculated as if the Aggregate Revolver Outstandings were zero), the Lenders may refuse to make or otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 2.2(i).

                  (b) Procedure for Borrowing. (1) Each Borrowing shall be made upon the Borrower's irrevocable written notice delivered to the Agent in the form of a notice of borrowing ("Notice of Borrowing") in substantially the form attached to this Agreement as EXHIBIT E or in such other form as the Agent may require from time to time, together with a Borrowing Base Certificate (which must be received by the Agent prior to 11 a.m. (Chicago time)) reflecting sufficient Availability (i) three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) no later than 11:00 a.m. (Chicago time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

                            (A) the amount of the Borrowing;

                            (B) the requested Funding Date, which shall be a Business Day;

                            (C) whether the Revolving Loans requested are to be Base Rate Revolving Loans or LIBOR Revolving Loans; and

                            (D) the duration of the Interest Period if the requested Revolving Loans are to be LIBOR Revolving Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be one month;

provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Base Rate Revolving Loans only.

                        (2) With respect to any request for Base Rate Revolving Loans, in lieu of delivering the above-described Notice of Borrowing the Borrower may give the Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice but the Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans.

                  (c) Reliance upon Authority. On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), the Borrower shall deliver to the Agent a writing setting forth (i) the account of the Borrower to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this Section 2.2, and (ii) the names of the persons authorized to request Revolving Loans on behalf of the Borrower, and shall provide the Agent with a specimen signature of each such person. The Agent shall be entitled to rely conclusively on such person's authority to request Revolving Loans on behalf of the Borrower, the proceeds of which are to be transferred to any of the accounts specified by the Borrower pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the officers authorized by the Borrower to make such requests on its behalf.

                  (d) No Liability. The Agent shall not incur any liability to the Borrower as a result of acting upon any notice referred to in Sections 2.2(b) and (c), which notice the Agent believes in good faith to have been given by a person duly authorized by the Borrower to request Revolving Loans on its behalf or for otherwise acting in good faith under this Section 2.2, and the crediting of Revolving Loans to the Borrower's deposit account, or transmittal to such Person as the Borrower shall direct, shall conclusively establish the obligation of the Borrower to repay such Revolving Loans as provided herein.

                  (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 2.2(b) shall be irrevocable and the Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                  (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to Section 2.2(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.2(g) apply to such requested Borrowing, or (ii) to request BABC to make a BABC Loan pursuant to the terms of Section 2.2(h) in the amount of the requested Borrowing; provided, however, that if BABC declines in its sole discretion to make a BABC Loan pursuant to Section 2.2(h), the Agent shall elect to have the terms of Section 2.2(g) apply to such requested Borrowing. Nothing in this
Section 2.2(f) or in Section 2.2(g) or Section 2.2(h) shall be interpreted to relieve BABC of its obligation to make Revolving Loans under its commitment.

                  (g) Making of Revolving Loans. (i) In the event that the Agent shall elect to have the terms of this Section 2.2(g) apply to a requested Borrowing as described in Section 2.2(f), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to Section 2.2(b), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 1 p.m., (Chicago time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Revolving Loans available to the Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of the Borrower, designated in writing by the Borrower and acceptable to the Agent; provided, however, that the amount of Revolving Loans so made on any date shall in no event exceed the Availability on such date.

                  (ii) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may

(but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the payment date for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrower of such failure to fund and, upon demand by the Agent, the Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

                  (iii) The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to the Borrower shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero (-0-). Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (1) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (2) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrower of its duties and obligations hereunder.

                  (h) Making of BABC Loans. (i) In the event the Agent shall elect, with the consent of BABC, to have the terms of this Section 2.2(h) apply to a requested Borrowing as described in Section 2.2(f), BABC shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by BABC pursuant to this Section 2.2(h) being referred to as a "BABC Loan" and such Revolving Loans being referred to collectively as "BABC Loans") available to the Borrower on the Funding Date applicable thereto by transferring same day funds to an account of the Borrower, designated in writing by the Borrower and acceptable to the Agent. Each BABC Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to BABC solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request BABC to make any BABC Loan if (i) the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that one or more of the applicable conditions precedent set forth in Article 10 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. BABC shall not otherwise be required to determine whether the applicable conditions precedent set forth in Article 10 have been satisfied or the requested Borrowing would exceed the Availability on the Funding Date applicable thereto prior to making, in its sole discretion, any BABC Loan.

                  (ii) The BABC Loans shall be secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time.

                  (i) Agent Advances. (i) Subject to the limitations set forth in the provisos contained in this Section 2.2(i), the Agent is hereby authorized by the Borrower and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in
Article 10 have not been satisfied, to make Revolving Loans to the Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 15.7 (any of the advances described in this Section 2.2(i) being hereinafter referred to as "Agent Advances"); provided, that the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof.

                  (ii) The Agent Advances shall be repayable on demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time. The Agent shall notify each Lender and the Borrower in writing of each such Agent Advance.

                  (j) Settlement. It is agreed that each Lender's funded portion of the Revolving Loan is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, BABC, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the BABC Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                  (i) The Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) on behalf of BABC, with respect to each outstanding BABC Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 10 a.m. (Chicago time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than BABC, in the case of BABC Loans) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the BABC Loans and Agent Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of BABC, in same day funds, to such account of the Agent as the Agent may designate, not later than 1 p.m. (Chicago time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent set forth in Article 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable BABC Loan or Agent Advance and, together with the portion of such BABC Loan or Agent Advance representing BABC's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans.

                  (ii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a BABC Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from BABC or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such BABC Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such BABC Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Loans.

                  (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any BABC Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such BABC Loan or Agent Advance.

                  (iv) Between Settlement Dates, the Agent, to the extent no Agent Advances or BABC Loans are outstanding, may pay over to BABC any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to BABC's other outstanding Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to BABC's other outstanding Revolving Loans other than to BABC Loans or Agent

Advances, as provided for in the previous sentence, BABC shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, BABC with respect to BABC Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than BABC Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by BABC, the Agent and the other Lenders.

                  (k) Notation. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the BABC Loans owing to BABC, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

                  (l) Lenders' Failure to Perform. All Loans (other than BABC Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (a) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, (b) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder, and (c) the obligations of each Lender hereunder shall be several, not joint and several.

         2.3      Term Loans.

                  (a) Amounts of Term Loans. Each Lender severally agrees to make a term loan (any such term loan being referred to as a "Term Loan" and such term loans being referred to collectively as the "Term Loans") to the Borrower on the Closing Date, upon the satisfaction of the conditions precedent set forth in Article 10, in an amount equal to such Lender's Pro Rata Share of $13,500,000. The Term Loans shall initially be Base Rate Term Loans.

                  (b) Making of Term Loans. Each Lender shall make the amount of such Lender's Term Loan available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 1 p.m. (Chicago time) on the Closing Date. After the Agent's receipt of the proceeds of such Term Loans, upon satisfaction of the conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Term Loans available to the Borrower on such Funding Date by transferring same day funds equal to the proceeds of such Term Loans received by the Agent to an account of the Borrower designated in writing by the Borrower or as the Borrower shall otherwise instruct in writing.

                  (c) Term Loan Notes. The Borrower shall execute and deliver to the Agent on behalf of each Lender, on the Closing Date, a promissory note, substantially in the form of EXHIBIT A attached hereto and made a part hereof (such promissory notes, together with any new notes issued pursuant to Section 13.3(d) upon the assignment of any portion of any Lender's Term Loan, being hereinafter referred to collectively as the "Term Loan Notes" and each of such promissory notes being hereinafter referred to individually as a "Term Loan Note"), to evidence such Lender's Term Loan, in an original principal amount equal to the amount of such Lender's Pro Rata Share of $13,500,000, with other appropriate insertions.

                  The principal amount of the Term Loan Notes delivered to the Agent on behalf of each Lender shall be dated the Closing Date and stated to mature on the Term Loan Maturity Date.

                  The Borrower shall make quarterly installment payments on the first day of each May, August, November and February hereafter, commencing on May 1, 1999 in the aggregate amount as follows:


--------------------------------------------------------------------------------
                                                         Aggregate Quarterly
                   Payment Date                          Installment Payment
--------------------------------------------------------------------------------
May 1, August 1,  November 1, 1999 and                        $375,000
February 1, 2000
--------------------------------------------------------------------------------
May 1, August 1,  November 1, 2000 and                        $437,500
February 1, 2001
--------------------------------------------------------------------------------
May 1, August 1,  November 1, 2001 and                        $500,000
February 1, 2002
--------------------------------------------------------------------------------
May 1, August 1,  November 1, 2002 and                        $562,500
February 1, 2003
--------------------------------------------------------------------------------
May 1, August 1,  November 1, 2003 and                        $625,000
February 1, 2004
--------------------------------------------------------------------------------
May 1, August 1,  November 1, 2004 and                        $687,500
February 1, 2005
--------------------------------------------------------------------------------
May 1, August 1,  November 1, 2005 and                        $187,500
February 1, 2006
--------------------------------------------------------------------------------

                  Each such installment shall be payable to the Agent for the account of the applicable Lender in accordance with such Lender's Pro Rata Share.

                  (d) Notation and Endorsement. The Agent shall record on its books the principal amount of the Term Loans owing to each Lender from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Term Loans in its books and records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Prior to the transfer of a Term Loan Note, the applicable Lender shall endorse on the reverse side thereof the outstanding principal balance of the Term Loan evidenced thereby. Failure by such Lender to make such notation or endorsement shall not affect the obligations of the Borrower under such Term Loan Note or any of the other Loan Documents.

         2.4      Letters of Credit.

                  (a) Agreement to Cause Issuance. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, the Agent agrees (i) to take reasonable steps to cause to be issued for the account of the Borrower one or more commercial/documentary and standby letters of credit ("Letters of Credit") and (ii) to provide credit support or other enhancement to banks acceptable to Agent, which issue Letters of Credit for the account of the Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") in accordance with this Section 2.4 from time to time during the term of this Agreement. The Agent may in its sole discretion, exercised from time to time, elect to be the issuer of Letters of Credit, with all the requirements, rights and benefits referred to in this Agreement with respect to issuers of letter of credit inuring to the Agent's benefit and with all present and future liabilities, obligations, covenants and duties (including, without limitation, those under letter of credit applications and reimbursement agreements) of the Borrower to the Agent with respect to such Letters of Credit being part of the Obligations which are secured by the Collateral.

                  (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to take steps to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (1) the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (2) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof exceed the Availability of the Borrower at such time; or (3) such Letter of Credit has an expiration date later than thirty (30) days prior to the Stated Termination Date or more than twelve
(12) months from the date of issuance.

                  (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 10, the obligation of the Agent to take reasonable steps to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

                      (1) The Borrower shall have delivered to the proposed issuer of such Letter of Credit, at such times and in such manner as such proposed issuer may prescribe, an application in form and substance satisfactory to such proposed issuer and the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to the Agent and such proposed issuer; and

                      (2) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

                  (d) Issuance of Letters of Credit.

                      (1) Request for Issuance. The Borrower shall give the Agent three (3) Business Days' prior written notice of the Borrower's request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit.

                      (2) Responsibilities of the Agent; Issuance. The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Borrower pursuant to Section 2.4(d)(1), (i) the amount of the applicable Unused Letter of Credit Subfacility and (ii) the Availability as of such date. If (i) the undrawn amount of the requested Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility and (ii) the issuance of such requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would not exceed the Availability of the Borrower, the Agent shall take reasonable steps to cause such issuer to issue the requested Letter of Credit on such requested effective date of issuance.

                      (3) Notice of Issuance. On each Settlement Date the Agent shall give notice to each Lender of the issuance of all Letters of Credit issued since the last Settlement Date.

                      (4) No Extensions or Amendment. The Agent shall not be obligated to cause any Letter of Credit to be extended or amended unless the requirements of this Section 2.4(d) are met as though a new Letter of Credit were being requested and issued. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, not less than 30 days prior to the last date on which the applicable issuer can in accordance with the terms of the applicable Letter of Credit decline to extend or renew such Letter of Credit, written notice that it declines to consent to any such extension or renewal, provided, that if all of the requirements of this Section 2.4 are met and no Default or Event of Default exists, no Lender shall decline to consent to any such extension or renewal.

                  (e) Payments Pursuant to Letters of Credit.

                      (1) Payment of Letter of Credit Obligations. The Borrower agrees to reimburse the issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support immediately upon demand, and to pay the issuer of the Letter of Credit the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against such issuer or any other Person.

                      (2) Revolving Loans to Satisfy Reimbursement Obligations. In the event that the issuer of any Letter of Credit honors a draw under such Letter of Credit or the Agent shall have made any payment pursuant to any Credit Support and the Borrower shall not have repaid such amount to the issuer of such Letter of Credit or the Agent, as applicable, pursuant to Section 2.4(e)(1), the Agent shall, upon receiving notice of such failure, notify each Lender of such failure, and each Lender shall unconditionally pay to the Agent, for the account of such issuer or the Agent, as applicable, as and when provided hereinbelow, an amount equal to such Lender's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Agent so notifies the Lenders prior to 10 a.m. (Chicago time) on any Business Day, each Lender shall make available to the Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by the Borrower pursuant to Section 2.2 as set forth in Section 4.1.

                  (f) Participations.

                      (1) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 2.4(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in the Letter of Credit or the Credit Support provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the amount of such Credit Support (including, without limitation, all obligations of the Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                      (2) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from the Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the issuer thereof payment from a Lender pursuant to Section 2.4(e)(2), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from the Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to 1 p.m. (Chicago time) on such Business Day and otherwise on the next succeeding Business Day.

                      (3) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit and credit support or enhancement provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                      (4) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any Credit Support provided through the Agent with respect to a Letter of Credit, and the obligations of the Borrower to make payments to the Agent, for the account of the Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever , including, without limitation, any of the following circumstances:

                          (i)   any lack of validity or enforceability of this
Agreement or any of the other Loan Documents;

                          (ii)  the existence of any claim, setoff, defense or
other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other Person and the beneficiary named in any Letter of Credit);

                          (iii) any draft, certificate or any other document
presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                          (iv)  the surrender or impairment of any security for
the performance or observance of any of the terms of any of the Loan Documents;
or

                          (v)   the occurrence of any Default or Event of
Default.

                  (g) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit (or any guaranty by the Borrower or reimbursement obligation of the Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                  (h) Compensation for Letters of Credit.

                      (1) Letter of Credit Fee. The Borrower agrees to pay to the Agent with respect to each Letter of Credit, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of,
Section 3.6.

                      (2) Issuer Fees and Charges. The Borrower shall pay to the issuer of any Letter of Credit, or to the Agent, for the account of the issuer of any such Letter of Credit, solely for such issuer's account, such fees and other charges as are charged by such issuer for letters of credit issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

                  (i) Indemnification; Exoneration; Power of Attorney

                      (1) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.4, the Borrower hereby agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including Attorney Costs) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any credit support or enhancement in connection therewith, provided that such indemnification shall not extend to acts of gross negligence or willful misconduct on the part of the Lenders or the Agent. The agreement in this Section 2.4(i)(1) shall survive payment of all Obligations.

                      (2) Assumption of Risk by the Borrower. As among the Borrower, the Lenders, and the Agent, the Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 2.4(i).

                      (3) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put the Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

                      (4) Power of Attorney. In connection with all Inventory financed by Letters of Credit, the Borrower hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (a) to sign and/or endorse the Borrower's name upon any warehouse or other receipts; (b) to sign the Borrower's name on bills of lading and other negotiable and non-negotiable documents; (c) to clear Inventory through customs in the Agent's or the Borrower's name, and to sign and deliver to customs officials powers of attorney in the Borrower's name for such purpose; (d) to complete in the Borrower's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (e) to do such other acts and things as are necessary in order to enable the Agent to obtain possession of the Inventory and to obtain payment of the Obligations. Except for gross negligence or willful misconduct, neither the Agent nor its designee, as the Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgement or mistakes of fact or law. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

                      (5) Account Party. The Borrower hereby authorizes and directs any issuer of a Letter of Credit to name the Borrower as the "Account Party" therein and to deliver to the Agent all instruments, documents and other writings and property received by the issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

                      (6) Control of Inventory. In connection with all Inventory financed by Letters of Credit, the Borrower will, at the Agent's request, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into the Borrower's possession, to deliver them, upon request, to the Agent in their original form. The Borrower shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

                  (j) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 2.4(b) and Section 12.1 any Letter of Credit is outstanding upon the termination of this Agreement, then upon such termination the Borrower shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit then outstanding, as the Majority Lenders, in their discretion shall specify, either
(A) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn plus any fees and expenses associated with such Letter of Credit, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto and any fees and expenses associated with such Letter of Credit, or (B) cash in amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent or the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto and any fees and expenses associated with such Letter of Credit. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding, so long as the same shall remain outstanding, and all reimbursement and other Obligations, whether arising before or after draw, remain unpaid, the Agent agreeing to release such security from time to time as Obligations so secured are unconditionally satisfied.

         2.5 Capital Expenditure Loans. (a) Amounts of Capital Expenditure Loans. Subject to the satisfaction of the conditions precedent set forth in
Article 10 and the other provisions of this Agreement, each Lender severally agrees, upon the Borrower's request from time to time on any Business Day during the period from the Closing Date to the earlier of the Termination Date or twenty-four (24) months following the first draw, which draw shall be made within eighteen (18) months following the Closing Date, to make loans (the "Capital Expenditure Loans") under a capital expenditure line to the Borrower, in amounts not to exceed such Lender's Pro Rata Share of the Borrower's Capital Expenditure Loan Availability. The Capital Expenditure Loans shall be used solely for the purchase of new Equipment for the Project.

                  (b) Procedure for Borrowing. (1) Each Borrowing under the Capital Expenditure Loans shall be made upon the Borrower's irrevocable written notice delivered to the Agent in the form of a notice of borrowing ("Capital Expenditure Loan Notice of Borrowing") in substantially the form attached to this Agreement as EXHIBIT F or in such other form as the Agent may require from time to time, together with a Borrowing Base Certificate reflecting sufficient Capital Expenditure Loan Availability, (which must be received by the Agent prior to 10 a.m. (Chicago time) (i) no less than five (5) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) no later than 11:00 a.m. (Chicago time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

                            (A) the amount of the Borrowing (which shall not be less than $250,000);

                            (B) the requested Funding Date, which shall be a Business Day;

                            (C) whether the Capital Expenditure Loans requested are to be Base Rate Capital Expenditure Loans or LIBOR Capital Expenditure Loans; and

                            (D) the duration of the Interest Period if the requested Capital Expenditure Loans are to be LIBOR Capital Expenditure Loans. If the Capital Expenditure Loan Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be one month.

                      (2) Each Capital Expenditure Loan Notice of Borrowing shall be accompanied by (a) a contract of sale, purchase order or invoice, in form and substance satisfactory to the Agent, which accurately and completely describes the Equipment which is the subject of the requested advance and the purchase price therefor, expressly identifying and excluding the costs of delivery, installation, taxes, and other "soft" costs, and (b) evidence satisfactory to the Agent indicating that such Equipment have been delivered to and accepted by the Borrower. Each Capital Expenditure Loan Notice of Borrowing shall also be accompanied by such other information, certificates, confirmations, and other items as the Agent may require to determine the value and the delivery of the subject Equipment and compliance with the other terms of this Agreement. The amount to be advanced with respect to a Capital Expenditure Loan Notice of Borrowing shall not exceed the lesser of (a) the amount requested by the Borrower, or (b) 80% of the purchase price (excluding the costs of delivery, installation, taxes, and other "soft" costs) of the Equipment.

                      (3) With respect to any request for Base Rate Capital Expenditure Loans, in lieu of delivering the above-described Capital Expenditure Loan Notice of Borrowing the Borrower may give the Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice but the Agent shall be entitled to rely on the telephonic notice in making such Capital Expenditure Loans.

                  (c) Reliance upon Authority. On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), the Borrower shall deliver to the Agent a writing setting forth (i) the account of the Borrower to which the Agent is authorized to transfer the proceeds of the Capital Expenditure Loans requested pursuant to this Section 2.5, and (ii) the names of the persons authorized to request Capital Expenditure Loans on behalf of the Borrower, and shall provide the Agent with a specimen signature of each such person. The Agent shall be entitled to rely conclusively on such person's authority to request Capital Expenditure Loans on behalf of the Borrower, the proceeds of which are to be transferred to any of the accounts specified by the Borrower pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the officers authorized by the Borrower to make such requests on its behalf.

                  (d) No Liability. The Agent shall not incur any liability to the Borrower as a result of acting upon any notice referred to in Sections 2.5(b) and (c), which notice the Agent believes in good faith to have been given by a person duly authorized by the Borrower to request Capital Expenditure Loans on its behalf or for otherwise acting in good faith under this Section 2.5, and the crediting of Capital Expenditure Loans to the Borrower's deposit account, or transmittal to such Person as the Borrower shall direct, shall conclusively establish the obligation of the Borrower to repay such Capital Expenditure Loans as provided herein.

                  (e) Notice Irrevocable. Any Capital Expenditure Loan Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 2.5(b) shall be irrevocable and the Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                  (g) Making of Capital Expenditure Loans. (i) Promptly after receipt of a Capital Expenditure Loan Notice of Borrowing or telephonic notice pursuant to Section 2.5(b), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 1 p.m., (Chicago time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Capital Expenditure Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Capital Expenditure Loans available to the Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Capital

Expenditure Loans received by the Agent to the account of the Borrower, designated in writing by the Borrower and acceptable to the Agent; provided, however, that the amount of Capital Expenditure Loans so made on any date shall in no event exceed the Capital Expenditure Availability on such date.

                  (ii) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the payment date for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrower of such failure to fund and, upon demand by the Agent, the Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

                  (iii) The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to the Borrower shall bear interest at the rate applicable to Base Rate Capital Expenditure Loans and for all other purposes of this Agreement shall be treated as if they were Capital Expenditure Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero (-0-). This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrower of its duties and obligations hereunder.

                  (i) Agent Capital Expenditure Advances.

                      (i) Subject to the limitations set forth in the provisos contained in this Section 2.5(i), the Agent is hereby authorized by the Borrower and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Article 10 have not been satisfied, to make Capital Expenditure Loans to the Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to complete, preserve or protect the Project, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Capital Expenditure Loans and other Obligations with respect to the Capital Expenditure Loans, or (C) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 15.7 (any of the advances described in this Section 2.5(i) being hereinafter referred to as "Agent Capital Expenditure Advances"); provided, that the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.5(i) to make Agent Capital Expenditure Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof; and

                      (ii) The Agent Capital Expenditure Advances shall be repayable on demand and secured by the Collateral, shall constitute Capital Expenditure Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Capital Expenditure Loans from time to time. The Agent shall notify each Lender and the Borrower in writing of each such Agent Capital Expenditure Advance.

                  (j) Capital Expenditure Loan Notes. The Borrower shall execute and deliver to the Agent on behalf of each Lender, on the Closing Date, a promissory note, substantially in the form of EXHIBIT C attached hereto and made a part hereof (such promissory notes, together with any new notes issued pursuant to Section 13.3(d) upon the assignment of any portion of any Lender's Capital Expenditure Loan, being hereinafter referred to collectively as the "Capital Expenditure Loan Notes" and each of such promissory notes being hereinafter referred to individually as a "Capital Expenditure Loan Note"), to evidence such Lender's Capital Expenditure Loan, in an original principal amount equal to the amount of such Lender's Pro Rata Share of $8,000,000, with other appropriate insertions.

                  The principal amount of the Capital Expenditure Loan Notes delivered to the Agent on behalf of each Lender shall be dated the Closing Date and stated to mature on the Capital Expenditure Loan Maturity Date.

                  The Borrower shall make quarterly installment payments of principal commencing on the first day of the first month after the first anniversary of the first advance under the Capital Expenditure Loan and continuing on the first day of every third month thereafter. Each such installment shall be in an amount equal to (a) the aggregate principal balance outstanding on the Capital Expenditure Loans at the close of business on the Business Day preceding the installment payment due date, divided by (b) 20 minus the number of installment payments previously due on the Capital Expenditure Loans.

                  Each such installment shall be payable to the Agent for the account of the applicable Lender in accordance with such Lender's Pro Rata Share.

                  (k) Notation and Endorsement. The Agent shall record on its books the principal amount of the Capital Expenditure Loans owing to each Lender from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Capital Expenditure Loans in its books and records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Prior to the transfer of a Capital Expenditure Loan Note, the applicable Lender shall endorse on the reverse side thereof the outstanding principal balance of the Capital Expenditure Loan evidenced thereby. Failure by such Lender to make such notation or endorsement shall not affect the obligations of the Borrower under such Capital Expenditure Loan Note or any of the other Loan Documents.

         2.6 Acquisition Line. The Borrower may apply to the Lenders for one or more loans (collectively the "Acquisition Line") to the Borrower for the acquisition of businesses, in the aggregate principal amount not to exceed ($5,000,000), as long as the following criteria, and the general provisions for advances under this Agreement, are met to the satisfaction of the Agent:

                  (a) the acquisition target is in the same business as MSC;

                  (b) after giving effect to the acquisition, total Consolidated senior Funded Debt to EBITDA is no more than 4.0 to 1.0 on a proforma basis;

                  (c) after giving effect to the acquisition, unused Availability shall be an amount to be determined by the Agent as sufficient in the exercise of its reasonable commercial judgment;

                  (d) the Borrower is in compliance with all loan covenants and such acquisition would not give rise to a Default or an Event of Default; and

                  (e) the business to become acquired becomes a Borrower under this Agreement and its assets become part of the security for the Obligations.

         Commitment to any one or more advances under the Acquisition Line shall be subject to the Lenders' respective approval processes, no commitment to lend being made at this time. Repayment and other terms and conditions for the Acquisition Line shall be determined by the mutual agreement of the Borrower, the Agent and the Lenders at the time of funding.

         2.7      Swap Transactions.

                  (a) The Borrower may request and the Agent may, in its sole and absolute discretion, arrange for the Borrower to obtain from Bank of America or its affiliates Swap Transactions, although the Borrower is not required to do so. In the event the Borrower requests Agent to procure Swap Transactions from Bank of America (or its affiliates), then the Borrower agrees to indemnify and hold the Agent and the Lenders harmless from any and all obligations now or hereafter owing by the Agent or any of the Lenders to Bank of America or its affiliates arising from or related to such Swap Transactions pursuant to the indemnity referred to in clause

(c) below. Immediately upon the Agent issuing any indemnity to Bank of America or its affiliates in connection with Swap Transactions, each Lender shall be deemed to have irrevocably and unconditionally purchased an undivided interest and participation in the indemnity provided by the Agent to the Bank of America equal to such Lender's Pro Rata Share of such indemnity (including, without limitation, all obligations of the Borrower with respect thereto). The Borrower agrees to pay the Bank of America or its affiliates all amounts owing to the Bank of America or its affiliates pursuant to Swap Transactions. In the event the Borrower shall not have paid to Bank of America or its affiliates such amounts, the Agent and the Lenders shall pay Bank of America or its affiliates (as applicable) irrespective of any claim, set-off, defense or other right which the Borrower may have or assert with respect to any of the Swap Transactions; and such amounts when paid by the Agent and the Lenders shall constitute a Revolving Loan which shall be deemed to have been requested by the Borrower. The Borrower acknowledges and agrees that the obtaining of Swap Transactions from Bank of America or its affiliates (a) is in the sole and absolute discretion of Bank of America or its affiliates, (b) is subject to all rules and regulations of Bank of America, and (c) is due to Bank of America or its affiliates relying on the indemnity of the Agent and the Lenders to Bank of America or its affiliates with respect to obligations of the Borrower to the Bank of America or its affiliates in connection with the Swap Transactions.

                  (b) Cash Collateral; Supporting Letter of Credit. If, notwithstanding the provisions of Section 12.1, obligations are owing or outstanding under or otherwise with respect to any indemnity referred to in clause (c) of Section 2.7(a) at the time of the termination of this agreement, then upon such termination the Borrower shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, as the Majority Lenders in their discretion shall specify, either (A) cash in amounts necessary to reimburse the Agent and the Lenders for any payments that may be required to be made on account of such obligations, or (B) a standby Letter of Credit in such amounts, which shall be in form and substance satisfactory to the Agent and issued by an issuer satisfactory to the Agent, the Agent agreeing to release such security from time to time as Obligations so secured are unconditionally satisfied.



                                   ARTICLE 3

                                INTEREST AND FEES

         3.1      Interest.

                  (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margin as set forth below, but not to exceed the Maximum Rate described in Section 3.3. Subject to the provisions of Section 3.2, any of the Loans may be converted into, or continued as, Base Rate Loans or LIBOR Rate Loans in the manner provided in Section 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective.

                  As used in this Agreement, the term "Applicable Margin" means:

                                    (a) with respect to Base Rate Capital
                  Expenditure Loans, Base Rate Term Loans, Acquisition Line advances based on the Base Rate, and all other Obligations (other than the Base Rate Revolving Loans and LIBOR Rate Loans), 0.50% per annum;

                                    (b) with respect to Base Rate Revolving
                  Loans, -0%-; and

                                    (c) with respect to LIBOR Revolving Loans
                  2.25% per annum and with respect to LIBOR Term Loans, LIBOR Capital Expenditure Loans and Acquisition Line advances based on the LIBOR Rate, 2.75% per annum;

provided, however, changes in the Applicable Margin shall be made for Revolving Loans and Term Loans not more frequently than quarterly based on the Borrower's Funded Debt to EBITDA Ratio, determined by the Agent from the quarterly reports required by Section 7.2(c), except that the first such determination shall be made based on the Borrower' annual financial statements required by Section 7.2(a) for the Borrowers' fiscal year ended March 31, 2000 and shall be effective as of the first day of the first month after the Agent receives such statements, as follows:


---------------------------------------------------------------------------------------------------
   Funded Debt to EBITDA Ratio       Applicable Margin for LIBOR    Applicable Margin for Base Rate
                                                Loans                            Loans
---------------------------------------------------------------------------------------------------
                                     Revolving      Term Loans       Revolving       Term Loans
                                       Loans                           Loans
---------------------------------------------------------------------------------------------------
less than or equal to 3.50             1.75%           2.25%             0               0
---------------------------------------------------------------------------------------------------
greater than 3.50 but not              2.00%           2.50%             0               0
greater than 4.00
---------------------------------------------------------------------------------------------------
greater than 4.00 but not              2.25%           2.75%             0             0.50%
greater than 4.50
---------------------------------------------------------------------------------------------------
greater than 4.50 but not              2.50%           3.00%           0.25%           0.75%
greater than 5.00
---------------------------------------------------------------------------------------------------

Each change in the Base Rate shall be reflected in the interest rate as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest accrued on all Loans will be payable in arrears on the first day of each month hereafter and at the end of each Interest Period.

                  (b) Default Rate. If any Default or Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default is outstanding, all of the Obligations shall bear interest at the Default Rate applicable thereto.

         3.2 Conversion and Continuation Elections. (a) The Borrower may, upon irrevocable written notice to the Agent in accordance with Subsection 3.2(b):

                      (i) elect, as of any Business Day, in the case of Base Rate Loans to convert any such Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof) into LIBOR Rate Loans; or

                      (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate.

                  (b) The Borrower shall deliver a notice of conversion/continuation ("Notice of Conversion/Continuation") in substantially the form attached to this Agreement as EXHIBIT G or in such other form as the Agent may require from time to time, to be received by the Agent not later than 11 a.m. (Chicago time) at least three (3) Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                      (i)   the proposed Conversion/Continuation Date;

                      (ii) the aggregate amount of Loans to be converted or renewed;

                      (iii) the type of Loans resulting from the proposed conversion or continuation; and

                      (iv) the duration of the requested Interest Period, provided, however, the Borrower may not select an Interest Period with respect to any portion of the Term Loans which extends beyond an installment payment date for the Term Loans or any portion of the Capital Expenditure Loans which extends beyond an installment payment date for the Capital Expenditure Loans unless, after giving effect to such election, the portion of the Term Loans or Capital Expenditure Loans, respectively, is not subject to Interest Periods ending after such installment payment date is equal to or greater than the principal due on such installment payment date.

                  (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to LIBOR

Rate Loans or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation. All conversions and continuations shall be made based on each Lender's Pro Rata Share according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                  (e) During the existence of a Default or Event of Default, the Borrower may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

                  (f) After giving effect to any conversion or continuation of Loans, there may not be more than eight (8) different Interest Periods in effect at that time.

         3.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrower such excess.

         3.4 Closing Fee. The Borrower agrees to pay the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Share on the Closing Date a closing fee (the "Closing Fee") in the amount of $150,000 (less any unused amounts remaining from the $85,000 expense deposit paid to the Agent prior to the Closing Date), which Closing Fee shall be fully earned by the Lenders on the Closing Date and non-refundable. The Agent, the Lenders and the Borrower agree that the Closing Fee shall be financed by the Lenders as a Revolving Loan.

         3.5 Unused Line Fee. Until the Obligations have been paid in full and the Agreement terminated, the Borrower agrees to pay, on the first day of each month and on the Termination Date, to the Agent, for the ratable account of the Lenders, an unused line fee (the "Unused Line

Fee") equal to three-eighths of one percent (0.375%) per annum on the average daily amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the undrawn face amount of all outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated on the Termination Date. The unused line fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent on account of Accounts or as proceeds of other Collateral shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of calculating the unused line fee pursuant to this Section 3.5.

         3.6 Letter of Credit Fee. The Borrower agrees to pay to the Agent, for the ratable account of the Lenders, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to two percent (2%) per annum of the undrawn face amount of each Letter of Credit issued for the Borrower's account at the Borrower's request, plus all out-of-pocket costs, fees and expenses incurred by the Agent in connection with the application for, issuance of, or amendment to any Letter of Credit, which costs, fees and expenses could include a "fronting fee" required to be paid by the Agent to such issuer for the assumption of the settlement risk in connection with the issuance of such Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit was issued and/or in which a Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         3.7 Capital Expenditure Loan Fee. The Borrower agrees to pay the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Share as a condition of each Borrowing under the Capital Expenditure Loans a funding fee (the "Capital Expenditure Loan Fee") in the amount of three-quarters of one percent (3/4%) of the amount of such Borrowing, which Capital Expenditure Loan Fee shall be fully earned by the Lenders at such Borrowing and non-refundable. The Agent, the Lenders and the Borrower agree that the Capital Expenditure Loan Fee shall be financed by the Lenders as a Revolving Loan.

         3.8 Acquisition Line Fee. The Borrower agrees to pay the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Share as a condition of each Borrowing under the Acquisition Line a funding fee (the "Acquisition Line Fee") in the amount of one percent (1%) of the amount of the Borrowing, which Acquisition Line Fee shall be fully earned by the Lenders at such Borrowing and non-refundable. The Agent, the Lenders and the Borrower agree that the Acquisition Line Fee shall be financed by the Lenders as a Revolving Loan.

         3.9 Administration Fee. The Borrower agrees to pay the Agent for its own account and not the Lenders an annual administrative fee of $40,000, plus out-of-pocket expenses described in Section 15.7, which fee shall be payable quarterly in arrears and shall be non-refundable.

                                   ARTICLE 4

                            PAYMENTS AND PREPAYMENTS

         4.1 Revolving Loans. The Borrower shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Revolving Loans prepaid by the Borrower prior to the expiration date of the Interest Period applicable thereto, the Borrower promises to pay to the Agent for account of the Lenders the amounts described in Section
5.4. In addition, and without limiting the generality of the foregoing, upon demand the Borrower promises to pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the Availability (with Availability for this purpose calculated as if the Aggregate Revolver Outstandings were zero).

         4.2 Termination of Facility. The Borrower may terminate this Agreement upon at least thirty (30) Business Days' notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation of all outstanding Letters of Credit, (b) the prepayment in full of the Term Loans, the Capital Expenditure Loans and the advances under the Acquisition Line, together with accrued interest thereon, (c) the payment of the early termination fee set forth in the next sentence, (d) the payment in full in cash of all other Obligations together with accrued interest thereon, and (e) with respect to any LIBOR Rate Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in
Section 5.4. If this Agreement is terminated at any time prior to March 1, 2001, whether pursuant to this Section or pursuant to Section 11.2, the Borrower shall pay to the Agent, for the account of the Lenders an early termination fee (the "Early Termination Fee") equal to (a) $465,000 if the termination occurs prior to March 1, 2000, or (b) $232,500 if the termination takes place on or before March 1, 2001. If termination occurs after March 1, 2001 there shall be no Early Termination Fee. The Early Termination Fee shall be fully earned by the Lenders upon such termination and non-refundable. Notwithstanding the foregoing, there shall not be an Early Termination Fee due if upon a termination pursuant to this
Section 4.2 and repayment and satisfaction of the Obligations (including, without limitation, those with respect to Letters of Credit) as set forth above are made solely as a result of (x) a replacement credit facility extended by BABC, its successors, assigns and/or its Affiliates to the Borrower and/or Centrum, or (y) a substantially simultaneous public offering of Centrum's common stock and/or or a substantially simultaneous offering of unsecured long-term debt, the placement of which is arranged by BABC, its successors, assigns and/or its Affiliates, with net proceeds to the Borrower, directly or indirectly through Centrum, which net proceeds are sufficient and in fact are used to repay and satisfy all of the Obligations (including, without limitation, those with respect to Letters of Credit).

         4.3 Repayment of the Term Loans. The Borrower agrees to repay the principal of the Term Loans to the Agent, for the account of the Lenders, in accordance with the terms of the Term Loan Notes and Section 2.3 of this Agreement.

         4.4 Voluntary Prepayments of the Term Loans. The Borrower may prepay the principal of the Term Loans in whole or in part, at any time and from time to time upon (a) at least five (5) Business Days' prior written notice to the Agent and the Lenders, and (b) payment of, with respect to any LIBOR Term Loans to be prepaid prior to the expiration date of the Interest Period applicable thereto, the amounts described in Section 5.4. All voluntary prepayments of the principal of the Term Loans shall be accompanied by the payment of all accrued but unpaid interest on the Term Loans to the date of prepayment. Any voluntary prepayment under this Section 4.4 of less than all of the outstanding principal of the Term Loans shall be applied to the installments of principal of the Term Loans in the inverse order of maturity. Amounts prepaid in respect of the Term Loans pursuant to this Section 4.4 may not be reborrowed.

         4.5 Mandatory Prepayments of the Term Loans. (a) The Borrower shall prepay the entire unpaid principal balance of the Term Loans, and all accrued but unpaid interest thereon, upon the termination of this Agreement for any reason.

                  (b) Any prepayment under this Section 4.5 of less than all of the outstanding principal amount of the Term Loans shall be applied, based upon the Pro Rata Shares of the Lenders, to the installments of principal of the Term Loans in the inverse order of maturity. Amounts prepaid in respect of the Term Loans pursuant to this Section 4.5 may not be reborrowed. In connection with any such prepayment, if any LIBOR Term Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrower shall pay to the Lenders the amounts described in Section 5.4.

         4.6 Repayment of the Capital Expenditure Loans. The Borrower agrees to repay the principal of the Capital Expenditure Loans to the Agent, for the account of the Lenders, in accordance with the terms of the Capital Expenditure Loan Notes and Section 2.5 of this Agreement.

         4.7 Voluntary Prepayments of the Capital Expenditure Loans. Borrower may prepay the principal of the Capital Expenditure Loans in whole or in part, at any time and from time to time upon (a) at least five (5) Business Days' prior written notice to the Agent and the Lenders, and (b) payment of, with respect to any LIBOR Capital Expenditure Loans to be prepaid prior to the expiration date of the Interest Period applicable thereto, the amounts described in Section 5.4. All voluntary prepayments of the principal of the Capital Expenditure Loans shall be accompanied by the payment of all accrued but unpaid interest on the Capital Expenditure Loans to the date of prepayment. Any voluntary prepayment under this Section 4.7 of less than all of the outstanding principal of the Capital Expenditure Loans shall be applied to the installments of principal of the Capital Expenditure Loans in the inverse order of maturity. Amounts prepaid in respect of the Capital Expenditure Loans pursuant to this
Section 4.7 may not be reborrowed.

         4.8 Mandatory Prepayments of the Capital Expenditure Loans. (a) The Borrower shall prepay the entire unpaid principal balance of the Capital Expenditure Loans, and all accrued but unpaid interest thereon, upon the termination of this Agreement for any reason.

                  (b) Any prepayment under this Section 4.8 of less than all of the outstanding principal amount of the Capital Expenditure Loans shall be applied, based upon the Pro Rata Shares of the Lenders, to the installments of principal of the Capital Expenditure Loans in the inverse order of maturity. Amounts prepaid in respect of the Capital Expenditure Loans pursuant to this Section 4.8 may not be reborrowed. In connection with any such prepayment, if any LIBOR Capital Expenditure Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrower shall pay to the Lenders the amounts described in Section 5.4.

         4.9 Payments by the Borrower. (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Agent for the account of the Lenders at the Agent's address set forth in
Section 15.8, and shall be made in Dollars and in immediately available funds, no later than noon (Chicago time) on the date specified herein. Any payment received by the Agent later than noon (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be due and shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         4.10 Payments as Revolving Loans. All payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 15.7, may, at the option of the Agent, in its sole discretion, subject only to the terms of this Section 4.10, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by the Borrower pursuant to Section 2.2 or a deemed request as provided in this
Section 4.10. The Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including reimbursing expenses pursuant to Section 15.7, and agrees that all such amounts charged shall constitute Revolving Loans (including BABC Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by Borrower pursuant to Section 2.2.

         4.11 Apportionment, Application and Reversal of Payments. Aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements including any amounts relating to Swap Transactions then due to the Agent from the Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, to pay interest due in respect of all Revolving Loans, including BABC Loans and Agent Advances; fourth, to pay or prepay principal of the BABC Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than BABC Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay or prepay principal of the Term Loans; seventh to pay or prepay principal of the Capital Expenditure Loans; and eighth, to the payment of any other Obligation due to the Agent or any Lender by the Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Revolving Loan, LIBOR Term Loan or LIBOR Capital Expenditure Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Revolving Loans, Base Rate Term Loans or Base Rate Capital Expenditure Loans. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.2(j). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

         4.12 Indemnity for Returned Payments. If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, and the Borrower shall be liable to pay to the Agent, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section
4.12 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.12 shall survive the termination of this Agreement.

         4.13 Agent's and Lenders' Books and Records; Monthly Statements. The Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrower and an account stated (except for reversals and reapplications of payments made as provided in Section 4.11 and corrections of errors discovered by the Agent), unless the Borrower notifies the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrower.


                                   ARTICLE 5

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         5.1 Taxes. (a) Any and all payments by the Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

                  (b) The Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 5.1) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor.

                  (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                      (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.1) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                      (ii) the Borrower shall make such deductions and withholdings;

                      (iii)the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                      (iv) the Borrower shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

                  (d) Following the Agent's request, the Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                  (e) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section 5.1, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         5.2 Illegality. (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by the Lender to the Borrower through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                  (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If the Borrower is required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

         5.3 Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrower shall be liable for, and shall from time to time, no later than three (3) Business Days following demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

                  (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation or other entity controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation or other entity controlling the Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, no later than three (3) Business Days following demand



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of such Lender to the Borrower through the Agent, the Borrower shall pay to the
Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

         5.4 Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

                  (a) the failure of the Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                  (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

                  (c) the prepayment or other payment (including after acceleration thereof) of an LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

         5.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         5.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article 5 shall deliver to the Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

         5.7 Survival. The agreements and obligations of the Borrower in this
Article 5 shall survive the payment of all other Obligations.















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                                    ARTICLE 6

                                   COLLATERAL

         6.1 Grant of Security Interest. (a) As security for all present and future Obligations, the Borrower hereby grants to the Agent, for the ratable benefit of the Agent and the Lenders, a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property of the Borrower, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                        (i)    all Accounts;

                        (ii)   all Inventory;

                        (iii) all contract rights, letters of credit, chattel paper, instruments, notes, documents, and documents of title;

                        (iv)   all General Intangibles;

                        (v)    all Equipment;

                        (vi) all money, Investment Property, securities and other property of any kind of the Borrower in the possession or under the control of the Agent or any Lender, any assignee of or participant in the Obligations, or a bailee of any such party or such party's affiliates;

                        (vii) all of the Borrower's deposit accounts, credits, and balances with and other claims against the Agent or any Lender or any of its affiliates or any other financial institution with which the Borrower maintains deposits;

                        (viii) all books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                        (ix) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with the Real Estate covered by the Mortgage(s), and all other property of the Borrower in which the Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the "Collateral."

                  (b) As security for all Obligations, the Borrower shall simultaneously herewith execute and deliver to the Agent the Mortgage(s) to grant to the Agent, for the ratable benefit of the Agent and the Lenders, a continuing mortgage lien on the Real Estate and Premises.

                  (c) All of the Obligations shall be secured by all of the Collateral.

         6.2 Perfection and Protection of Security Interest. (a) The Borrower shall, at its expense, perform all steps requested in good faith by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including, without limitation: (i) executing, delivering and/or filing and recording of the Mortgages, the Patent and Trademark Agreements and executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent; (ii) delivering to the Agent the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Agent's security interest therein, duly pledged, endorsed or assigned to the Agent without restriction; (iii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the collateral for which certificates of title have been issued; (iv) when an Event of Default exists, transferring Inventory to warehouses designated by the Agent; (v) placing notations on the Borrower's books of account to disclose the Agent's security interest; (vii) delivering to the Agent all letters of credit on which the Borrower is named beneficiary; and
(viii) taking such other steps as are deemed necessary or desirable by the Agent, acting in good faith, to maintain and protect the Agent's Liens. To the extent permitted by applicable law, the Agent may file, without the Borrower's signature, one or more financing statements disclosing the Agent's Liens, and the Agent will provide copies of such filings to the Borrower with reasonable promptness after ninety-one (91) days after filing. The Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

                  (b) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Borrower's agents or processors, then the Borrower shall notify the Agent thereof and shall, at the request of Agent, notify such Person of the Agent's security interest in such Collateral and instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located on any operating facility of the Borrower which is not owned by the Borrower, then the Borrower shall, at the request of the Agent, obtain written waivers, in form and substance satisfactory to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral. The Borrower shall not in default under this subsection (b) with respect to Inventory which is in the possession or control of a third party, or which is in a location, in violation of this subsection (b) if the value (determined at cost) of such Inventory does not exceed $100,000 in the aggregate.

                  (c) From time to time, the Borrower shall, upon the Agent's good faith request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral with respect to the Borrower, but the Borrower's failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to the Borrower. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).





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         6.3 Location of Collateral. The Borrower represents and warrants to the
Agent and the Lenders that: (a) Schedule 6.3 is a correct and complete list of the Borrower's chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business; and (b) Schedule 6.3 correctly identifies any of such facilities and locations that are not owned by the Borrower and sets forth the names of the owners and lessors or sublessors of and, to the best of the Borrower's knowledge, the holders of any mortgages on, such facilities and locations. The Borrower covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for the Borrower on Schedule 6.3,
(ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule 6.3, unless it gives the Agent at least thirty (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent requests in connection therewith. Without limiting the foregoing, the Borrower represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned by the Borrower, (b) on premises leased by the Borrower, provided that the Agent has, if requested by the Agent, received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent, or (c) in a public warehouse, provided that the Agent has, if requested by the Agent, received an executed bailee letter from the applicable public warehouseman in form and substance satisfactory to the Agent.

         6.4 Title to, Liens on, and Sale and Use of Collateral. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of the Collateral is and will continue to be owned by the Borrower free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Agent's Liens in the Collateral will not be subject to any prior Liens, except for Permitted Liens for which, in the case of Collateral included in the determination of Availability, the Agent has established a reserve against Availability); (c) the Borrower will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) the Borrower will not, without the Agent's prior written approval, sell, or dispose of or permit the sale or disposition of any of the Collateral except for sales of Inventory in the ordinary course of business and sales of Equipment as permitted by Section 6.11. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

         6.5 Appraisals. Whenever a Default or Event of Default exists, the Borrower shall, at its expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders.

         6.6 Access and Examination; Confidentiality. (a) The Agent, accompanied by any Lender which so elects, may at all reasonable times, and following reasonable notice, during regular business hours (and at any time when a Default or Event of Default exists and is continuing, with or without notice) have access to, examine, audit, make extracts from or copies of and inspect any or all of the Borrower's records, files, and books of account and the Collateral, and discuss the Borrower's affairs with the Borrower's officers and management. The Borrower will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for the Borrower. The Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the Borrower's expense, make copies of all of the Borrower's books and records, or require the Borrower to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of the Borrower's respective personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

                  (b) The Borrower agrees that, subject to the Borrower's prior consent for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use the Borrower's name in advertising and promotional material and in conjunction therewith disclose the general terms of this Agreement. The Agent and each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with their respective customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, and in any event may make disclosure reasonably required by an assignee or a participant in connection with the contemplated assignment or participation, or as required or requested by any Governmental Authority or representative thereof, or pursuant to legal process or Requirement of Law, or to its accountants, attorneys and other advisors and shall require any such participant to agree to comply with this
Section 6.6(b); provided, however, that the Agent and any Lender may disclose such information (1) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (2) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (3) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (4) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with the Agent or such Lender, and (5) to its Affiliates.

         6.7 Collateral Reporting. The Borrower shall provide the Agent with the following documents at the following times in form satisfactory to the Agent:
(a) on a weekly basis, or more frequently if requested by the Agent, a schedule of the Borrower's Accounts created since the last such schedule and a Borrowing Base Certificate; (b) on a monthly basis, or more frequently if requested by Agent, an aging of the Borrower's Accounts, together with a reconciliation to the previous month's aging of the Borrower's Accounts and to the Borrower's general ledger; (c) on a monthly basis, or more frequently if requested by Agent, an aging of the Borrower's accounts payable; (d) on a monthly basis (or more frequently if requested by the Agent), Inventory reports by category, with additional detail showing additions to and deletions from the Inventory; (e) upon request, copies of invoices in connection with the Borrower's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Borrower's Accounts and for Inventory and Equipment acquired by the Borrower, purchase orders and invoices; (f) upon request, a statement of the balance of each of the Intercompany Accounts; (g) such other reports as to the Collateral of the Borrower as the Agent shall reasonably request from time to time; and (h) with the delivery of each of the foregoing, a certificate of the Borrower executed by an officer thereof certifying as to the accuracy and completeness of the foregoing. If any of the Borrower's records or reports of the Collateral are prepared by an accounting service or other agent, the Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

         6.8 Accounts. (a) The Borrower hereby represents and warrants to the Agent and the Lenders, with respect to the Borrower's Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by the Borrower, or rendition of services by the Borrower, in the ordinary course of the Borrower's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to the Borrower and disclosed to the Agent and the Lenders pursuant to this Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent and the Lenders in accordance with this Agreement, which report shall be deemed to have been given if included in the next Borrowing Base Report but which must be reported to the Agent separately if in the amount of $100,000 or more; (iv) each copy of an invoice delivered to the Agent by the Borrower will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor or bill-and-hold documentation satisfactory to the Agent shall have been received from the customer and all services of the Borrower described in each invoice will have been performed.

                  (b) The Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Borrower's business or extend or modify any Account. If the Borrower becomes aware of any matter adversely affecting the collectability of any Account or Account Debtor involving an amount greater than $100,000, including information regarding the Account Debtor's creditworthiness, the Borrower will promptly so advise the Agent.
                  (c) The Borrower shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and the Borrower will promptly deliver such instrument to the Agent, endorsed by the Borrower to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, the Borrower shall remain liable thereon until such instrument is paid in full.

                  (d) The Borrower shall notify the Agent promptly of all disputes and claims in excess of $50,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of the Borrower's business when no Event of Default exists hereunder. The Borrower shall send the Agent a copy of each credit memorandum in excess of $50,000 as soon as issued. The Agent may, and at the direction of the Majority Lenders shall, at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrower's Loan Account with only the net amounts received by the Agent in payment of any Accounts.

                  (e) If an Account Debtor returns any Inventory to the Borrower when no Event of Default exists, then the Borrower shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Borrower shall promptly (but no later than two
(2) Business Days) report to the Agent any return involving an amount in excess of $50,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to the Borrower when an Event of Default exists, the Borrower, upon request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory

         6.9 Collection of Accounts; Payments. (a) Until the Agent notifies the Borrower to the contrary, the Borrower shall make collection of all Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of the Borrower at a bank acceptable to Agent and subject to documentation acceptable to Agent. If the Agent requests, the Borrower shall establish a lock-box service for collections of Accounts at a bank acceptable to the Agent and pursuant to documentation satisfactory to the Agent. If such lock-box service is established, the Borrower shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, the Borrower receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Agent may direct. All collections received in any such lock-box or Payment Account or directly by the Borrower or the Agent, and all funds in any Payment Account or other account to which such collections are deposited shall be subject to the Agent's sole control. The Agent or the Agent's designee may, at any time after the occurrence of an Event of Default, notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Borrower's Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, the Borrower, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

                  (b) If sales of Inventory are made or services are rendered for cash, the Borrower shall immediately deliver to the Agent or deposit into a Payment Account the cash which the Borrower receives.

                  (c) All payments, including immediately available funds received by the Agent at a bank designated by it, received by the Agent on account of Accounts or as proceeds of other Collateral will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Borrower's Loan Account (conditional upon final collection) after allowing one (1) Business Day for collection; provided, however, that such payments shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of (i) determining Availability, (ii) calculating the Unused Line Fee pursuant to Section 3.5, and (iii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the Borrower).

                  (d) In the event the Borrower repays all of the Obligations upon the termination of this Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts or proceeds of the other Collateral, such payment will be credited (conditional upon final collection) to the Borrower's Loan Account one (1) Business Day after the Agent's receipt of such funds.

         6.10 Inventory; Perpetual Inventory. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by the Borrower is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of the Borrower's business, and is and will be fit for such purposes. The Borrower will keep its Inventory in good and marketable condition, at its own expense, subject to normal levels of obsolescence reserves. Borrower will not, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. The Borrower agrees that all Inventory produced in the United States will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. The Borrower will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. The Borrower will maintain a perpetual inventory reporting system (except that each of Northern, EBA and AHI has a non-perpetual system) at all times. The Borrower will not, without the Agent's written consent, sell any Inventory on a bill-and-hold (unless the Borrower shall have received from the customer bill-and-hold documentation satisfactory to the Agent), guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

         6.11 Equipment. (a) To the best of its knowledge, the Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by the Borrower is and will be used or held for use in the Borrower's business, and is and will be fit for such purposes, ordinary wear and tear and unavoidable casualty excepted. The Borrower shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear and unavoidable casualty excepted) and shall, if consistent with good business practices, make all necessary replacements thereof.

                  (b) The Borrower shall promptly inform the Agent of any material additions to or deletions from the Equipment with the Borrower's financial statements under Section 7.2. The Borrower shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or

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personal property the Agent does not have a Lien. The Borrower will not, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of the Borrower's Equipment consisting of Collateral.

                  (c) The Borrower shall not, without the Agent's prior written consent, sell, lease as a lessor, or otherwise dispose of any of the Borrower's Equipment; provided, however, that the Borrower may dispose of obsolete or unusable Equipment having an orderly liquidation value no greater than $250,000 in the aggregate in any Fiscal Year, without the Lender's consent, subject to the conditions set forth in the next sentence. In the event any of such Equipment is sold, transferred or otherwise disposed of pursuant to the proviso contained in the immediately preceding sentence, (1) if such sale, transfer or disposition is effected without replacement of such Equipment, or such Equipment is replaced by Equipment leased by the Borrower or by Equipment purchased by the Borrower subject to a Lien, then the Borrower shall deliver all of the cash proceeds of any such sale, transfer or disposition to the Agent, which proceeds shall be applied to the reduction of the Capital Expenditure Loans if the Equipment is part of the Project and, otherwise, to the Term Loans, or (2) if such sale, transfer or disposition is made in connection with the purchase by the Borrower of replacement Equipment, then the Borrower shall use the proceeds of such sale, transfer or disposition to purchase such replacement Equipment and shall deliver to the Agent written evidence of the use of the proceeds for such purchase. The Agent agrees to release the Agent's Liens with respect to the sale of such Equipment prior to an Event of Default. All replacement Equipment purchased by the Borrower shall be free and clear of all Liens except the Agent's Lien and Permitted Liens.

         6.12 Documents, Instruments, and Chattel Paper. The Borrower represents and warrants to the Agent and the Lenders that (a) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by the Borrower, free and clear of all Liens other than Permitted Liens.

         6.13 Right to Cure. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of the Borrower hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which the Borrower fails to pay or do, including, without limitation, payment of any judgment against the Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 6.14 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrower's Loan Account as a Revolving Loan. Any payment made or other action taken by the Agent under this Section 6.14 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

         6.14 Power of Attorney. The Borrower hereby appoints the Agent and the Agent's designee as the Borrower's attorney, with power: (a) to endorse the Borrower's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession;
(b)so long as any Event of Default has occurred and is





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continuing, to sign the Borrower's name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to the Borrower; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) so long as any Event of Default has occurred and is continuing and at such others times as may be commercially necessary, to clear Inventory, the purchase of which was financed with Letters of Credit, through customs in the Borrower's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in the Borrower's name for such purpose; and (f) to do all things necessary to carry out this Agreement. The Borrower ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

         6.15 The Agent's and Lenders' Rights, Duties and Liabilities. The Borrower assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release the Borrower from any of the Obligations. Following the occurrence and continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from the Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Borrower for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and the Borrower.

         6.16 Site Visits, Observations and Testing. The Agent and its representatives will have the right at any reasonable time and upon reasonable prior notice to enter and visit the Premises and any other place where any property of the Borrower is located for the purposes of observing the Premises, taking and removing soil or groundwater samples, and conducting tests on any part of the Premises. The Agent is under no duty, however, to visit or observe the Premises or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent's Liens and preserving the Agent and the Lenders' rights under this Agreement. No site visit, observation or testing by the Agent and the Lenders will result in a waiver of any default of the Borrower or impose any liability on the Agent or the Lenders. In no event will any site visit, observation or testing by the Agent be a representation that hazardous substances are or are not present in, on or under the Premises, or that there has been or will be compliance with any Environmental Law. Neither the Borrower nor any other party is entitled to rely on any site visit,






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

observation or testing by the Agent. The Agent and the Lenders owe no duty of care to protect the Borrower or any other party against, or to inform the Borrower or any other party of, any hazardous substances or any other adverse condition affecting the Premises. The Agent may in its discretion disclose to the Borrower or any other party any report or findings made as a result of, or in connection with, any site visit, observation or testing by the Agent and may in its discretion allow its representative to provide split samples for the Borrower's own purposes. The Borrower understands and agrees that the Agent makes no warranty or representation to the Borrower or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. The Borrower also understands that depending on the results of any site visit, observation or testing by the Agent and disclosed to the Borrower, the Borrower may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the Borrower without advice or assistance from the Agent. In each instance, the Agent will give the Borrower reasonable notice before entering the Premises or any other place the Agent is permitted to enter under this Section 6.17. The Agent will make reasonable efforts to avoid interfering with the Borrower's use of the Premises or any other property in exercising any rights provided hereunder.

                                   ARTICLE 7

                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

         7.1 Books and Records. The Borrower shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a) subject to normal year-end adjustments and the lack of footnotes. The Borrower shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrower shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

         7.2 Financial Information. The Borrower shall promptly furnish to each Lender, all such financial information as the Agent or any Lender shall reasonably request, and notify its auditors and accountants that the Agent, on behalf of the Lenders, is authorized to obtain such information directly from them, although the Borrower does not covenant that the auditors and accountants will abide by the Borrower's authorization. Without limiting the foregoing, the Borrower will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

                  (a) As soon as available, but in any event not later than one hundred twenty (120) days after the close of each Fiscal Year, Consolidated audited and consolidating audited



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balance sheets, and statements of income and expense, cash flow and of stockholders' equity for Centrum and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Centrum and its Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified as to scope of independent certified public accountants selected by Centrum and reasonably satisfactory to the Agent. Centrum, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by the Agent and the Lenders. The Borrower hereby authorizes the Agent to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to the Borrower and to discuss directly with the Agent the finances and affairs of the Borrower, although the Borrower does not covenant that the auditors and accountants will abide by the Borrower's authorization.

                  (b) As soon as available, but in any event not later than thirty (30) days after the end of each month, Consolidated and consolidating unaudited balance sheets of Centrum and its consolidated Subsidiaries as at the end of such month, and Consolidated and consolidating unaudited statements of income and expense and cash flow for Centrum and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of Centrum and its consolidated Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a) subject to normal year-end adjustments and the lack of footnotes. The Borrower shall certify by a certificate signed by its chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments and the lack of footnotes, the Borrower's financial position as at the dates thereof and its results of operations for the periods then ended.

                  (c) As soon as available, but in any event not later than forty-five (45) days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, Consolidated and consolidating unaudited balance sheets of Centrum and its consolidated Subsidiaries as at the end of such quarter, and Consolidated and consolidating unaudited statements of income and expense and statement of cash flows for Centrum and its Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting the financial position and results of operation of Centrum and its Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistent with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). The Borrower shall certify by a certificate signed by its chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments and the lack of footnotes, the Borrower's financial position as at the dates thereof and its results of operations for the periods then ended.

                  (d) With each of the annual audited Financial Statements delivered pursuant to Section 7.2(a), and within forty-five (45) days after the end of each fiscal quarter, a certificate of the chief financial officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish that the Borrower was in compliance with the covenants set forth in Sections 9.26 through 9.29 during the period covered in such Financial Statements and as at the end thereof, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular day, (B) the Borrower is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

                  (e) No sooner than sixty (60) days and not less than thirty
(30) days prior to the beginning of each Fiscal Year, annual forecasts (to include forecasted Consolidated and consolidating balance sheets, statements of income and expenses and statements of cash flow) for Centrum and its Subsidiaries as at the end of and for each month of such Fiscal Year.

                  (g) Promptly after filing with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each Plan of the Borrower.

                  (h) Promptly, upon the request of the Agent, if not otherwise publicly available, copies of all reports, if any, to or other documents filed by Centrum or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by the Borrower or any of its Subsidiaries to or from the holders of any equity interests of the Borrower (other than routine non-material correspondence sent by shareholders of the Borrower to the Borrower) or any such Subsidiary or of any Debt for Borrowed Money of the Borrower or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

                  (i) As soon as available, but in any event not later than 15 days after the Borrower's receipt thereof, a copy of all management reports and management letters prepared for the Borrower by PriceWaterhouseCoopers LLP or any other independent certified public accountants of the Borrower.

                  (j) If requested by the Agent, copies of any and all proxy statements, financial statements, and reports which the Borrower makes available to its shareholders.

                  (k) Promptly after filing with the IRS, a copy of each tax return filed by the Borrower or by any of its Subsidiaries.

                  (l) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of the Borrower or any Subsidiary.

          7.3 Notices to the Lenders. The Borrower shall notify the Agent and the Lenders, in writing of the following matters at the following times:

                  (a) Immediately after becoming aware of any Default or Event of Default.

                  (b) Immediately after becoming aware of the assertion by the holder of any capital stock of the Borrower or Subsidiary thereof or of any Debt in excess of $100,000 that a default exists with respect thereto or that the Borrower is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

                  (c) Immediately after becoming aware of any material adverse change in the Borrower's or any Subsidiary's property, business, operations, or condition (financial or otherwise).

                  (d) Immediately after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Governmental Authority, which may, if successful, have a Material Adverse Effect.

                  (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect.

                  (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the Borrower which could reasonably be expected to have a Material Adverse Effect.

                  (g) Immediately after receipt of any notice of any violation by the Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted that the Borrower or any Subsidiary thereof is not in compliance with any Environmental Law or is investigating the Borrower's or such Subsidiary's compliance therewith which, in either case, is reasonably likely to give rise to liability in excess of $200,000.

                  (h) Immediately after receipt of any written notice that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $200,000.

                  (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of the Borrower or any of its Subsidiaries.

                  (j) Any change in the Borrower's name, state of incorporation, or form of organization, trade names under which the Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

                  (k) Within ten (10) Business Days after the Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

                  (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by the Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan of either Borrower or any ERISA Affiliate.

                  (m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within three (3) Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability.

                  (n) Within three (3) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase the Borrower's annual costs with respect thereto by an amount in excess of $200,000 or the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by the Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment.

                  (o) Within three (3) Business Days after the Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

                  Each notice given under this Section 7.3 shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                   ARTICLE 8

                     GENERAL WARRANTIES AND REPRESENTATIONS

         The Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Majority Lenders in writing:

         8.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. The Borrower has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral. The Borrower has taken all necessary corporate action (including without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents have been duly executed and delivered by the Borrower, and constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms without defense, setoff or counterclaim. The Borrower's execution, delivery, and performance of this Agreement and the other Loan Documents do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to the Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws of the Borrower or any of its Subsidiaries.

         8.2 Validity and Priority of Security Interest

           The provisions of this Agreement, the Mortgages, and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral except Permitted Liens which are afforded priority under applicable law (and not, for example, on account of the Borrower's failure to provide the Agent and the Lenders a perfected and continuing Lien), securing all the Obligations, and enforceable against the Borrower and all third parties.

         8.3 Organization and Qualification. The Borrower (a) is duly incorporated and organized and validly existing in good standing under the laws of the state of its incorporation, (b) is qualified to do business as a foreign corporation and is in good standing in the jurisdictions set forth on Schedule
8.3 which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property.

         8.4 Corporate Name; Prior Transactions. Except as set forth on Schedule 8.4, the Borrower has not, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

         8.5 Subsidiaries and Affiliates. Schedule 8.5 is a correct and complete list of the name and relationship to the Borrower of each and all of the Borrower's Subsidiaries and other Affiliates. Each Subsidiary is (a) duly incorporated and organized and validly existing in good standing under the laws of its state of incorporation set forth on Schedule 8.5, and (b) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a Material Adverse Effect.

         8.6 Financial Statements and Projections. (a) The Borrower has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for Centrum and its consolidated Subsidiaries as of March 31, 1998, and for the Fiscal Year then ended, accompanied by the report thereon of the Borrower's independent certified public accountants, PriceWaterhouseCoopers LLP. The Borrower has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for Centrum and its consolidated Subsidiaries as of December 31, 1998. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly the financial position of Centrum and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended subject to normal year-end adjustments and the lack of footnotes.

                   (b) The Latest Projections when submitted to the Lenders as required herein represent the Borrower's best estimate of the future financial performance of Centrum and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lender.

         8.7 Solvency. The Borrower is Solvent prior to and after giving effect to the making of the Term Loans and the Revolving Loans to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date, and shall remain Solvent during the term of this Agreement.

         , and (c) trade payables and other contractual obligations arising in the ordinary course of business.

         8.8 Distributions. Other than Distributions by a Borrower to its parent which is a Borrower or to Centrum, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of the Borrower or any of its Subsidiaries.

         8.9 Title to Property. The Borrower has good and marketable title in fee simple to its real property listed in Schedule 8.10 hereto, and the Borrower has good, indefeasible, and merchantable title to all of its other property (including, without limitation, the assets reflected on the December 31, 1998 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof), free of all Liens except Permitted Liens.

         8.10 Real Estate; Leases. Schedule 8.10 sets forth, as of the Closing Date, a correct and complete list of all Real Estate owned by the Borrower or any of its Subsidiaries, all leases and subleases of real or personal property by the Borrower or its Subsidiaries as lessee or sublessee (other than leases of personal property as to which the Borrower is lessee or sublessee for which the value of such personal property is less than $100,000), and all leases and subleases of real or personal property by the Borrower or its Subsidiaries as lessor, lessee, sublessor or sublessee. To the best of the Borrower's knowledge, each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists.

         8.11 Proprietary Rights. Schedule 8.11 sets forth a correct and complete list of all of the Borrower's Proprietary Rights. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 8.11. To the best of the Borrower's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on Schedule 8.11 constitute all of the property of such type necessary to the current and anticipated future conduct of the Borrower's business.

         8.12 Trade Names and Terms of Sale. All trade names or styles under which the Borrower or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 8.12.

         8.13 Litigation. Except as set forth on Schedule 8.13, there is no pending or (to the best of the Borrower's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to cause a Material Adverse Effect.

         8.14 Restrictive Agreements. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as the Borrower can reasonably foresee, could reasonably be expected to materially and adversely affect, the property, business, operations, or condition (financial or otherwise) of the Borrower or such Subsidiary, or would in any respect cause a Material Adverse Effect.

         8.15 Labor Disputes. Except as set forth on Schedule 8.15, to the best of the Borrower's knowledge (a) there is no collective bargaining agreement or other labor contract covering employees of the Borrower or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrower or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of the Borrower's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Borrower or its Subsidiaries or their employees.

         8.16 Environmental Laws. Except as otherwise disclosed on Schedule 8.16, to the best of the Borrower's knowledge:

                  (a) The Borrower and its Subsidiaries have complied in all material respects with all Environmental Laws applicable to its Premises and business, and neither the Borrower nor any Subsidiary nor any of its present Premises or operations, nor its past property or operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

                  (b) The Borrower and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in compliance with all terms and conditions of such permits.

                  (c) Neither the Borrower nor any of its Subsidiaries, nor, to the best of the Borrower's knowledge, any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste on any Premises, as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law.

                  (d) Neither the Borrower nor any of its Subsidiaries has received any summons, complaint, order or similar written notice that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

                  (e) None of the present or past operations of the Borrower and its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

                  (f) There is not now, nor to the best of the Borrower's knowledge has there ever been on or in the Premises:

                      (1) any underground storage tanks or surface impoundments,

                      (2) any asbestos-containing material, or

                      (3) any polychlorinated biphenyls (PCB's) used in hydraulic oils, electrical transformers or other equipment.

                  (g) Neither the Borrower nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted release or discharge of a Contaminant into the environment.

                  (h) Neither the Borrower nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of its property) imposing material obligations or liabilities on the Borrower or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

                  (i) None of the products manufactured, distributed or sold by the Borrower or any of its Subsidiaries contain asbestos containing material.

                  (j) No Environmental Lien has attached to any Premises of the Borrower or any of its Subsidiaries.

         8.17 No Violation of Law. Neither the Borrower nor any of its Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         8.18 No Default. Neither the Borrower nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which the Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

         8.19 ERISA Compliance. Except as specifically disclosed in Schedule
8.19:

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) Within the last five (5) years, no ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii)within the last five (5) years, neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         8.20 Taxes. The Borrower and its Subsidiaries have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except those which are being diligently contested in good faith and by appropriate proceedings and as to which adequate financial reserves have been established on Borrower's books and records and a stay of enforcement of any such Lien is in effect.

         8.21 Regulated Entities. None of the Borrower, any Person controlling the Borrower, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

         8.22 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for Permitted Uses. Neither the Borrower nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         8.23 Copyrights, Patents, Trademarks and Licenses, etc. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the best of the Borrower's knowledge, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         8.24 No Material Adverse Change. No material adverse change has occurred in the Borrower's Property, business, operations, or conditions (financial or otherwise) since the date of the Financial Statements delivered to the Lender. On the basis of a comprehensive review and assessment undertaken by Borrower of Borrower's computer applications and inquiry made of Borrower's material suppliers, vendors and customers Borrower reasonably believes that the "Year 2000 problem" (that is, the risk that computer applications used by any person may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) will not result in a material adverse change in the operations, business, properties, or condition (financial or otherwise) of the Borrower.

         8.25 Full Disclosure. None of the representations or warranties made by the Borrower or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the

Borrower to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         8.26 Material Agreements. Except as set forth in Schedule 8.26 hereto and in the other schedules to this Agreement there are no material agreements or contracts to which the Borrower or any of its Subsidiaries is a party or is bound as of the date hereof.

         8.27 Bank Accounts. Schedule 8.27 contains a complete and accurate list of all bank accounts maintained by the Borrower with any bank or other financial institution.

         8.28 Governmental Authorization. Except for the filing of financing statements, and recording of the Mortgages and other security documents, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any of its Subsidiaries of this Agreement or any other Loan Document.

         8.29 Subordinated Debt. None of the Subordinated Debt Loan Documents has been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Agent in writing on or before the effective date of any such amendment, supplement, restatement or other modification. In addition, there does not exist any default or any event which upon notice or lapse of time or both would constitute a default under the terms of any of the Subordinated Debt Loan Documents. Except for the guaranty of AHI and Micafil, no other Person included in the Borrower or its assets is obligated by Guaranty or otherwise with respect to the Subordinated Debt.


                                   ARTICLE 9

                       AFFIRMATIVE AND NEGATIVE COVENANTS

                  The Borrower covenants to the Agent and each Lender that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

         9.1 Taxes and Other Obligations. The Borrower shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as the Borrower has notified the Agent in writing, neither the Borrower nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge, or materialmen or mechanics charges (in connection with improvements to the Real Estate) that (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) the Borrower or its Subsidiary, as the case may be, has established proper reserves for as provided in GAAP,
(iii)if not paid, could not reasonably be expected to have a Material Adverse Effect, and (iv) no Lien (other than a Permitted Lien) results from such non-payment.

         9.2 Corporate Existence and Good Standing. The Borrower shall, and shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

         9.3 Compliance with Law and Agreements; Maintenance of Licenses. The Borrower shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act). The Borrower shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date for which the failure so to obtain or maintain could reasonably be expected to have a Material Adverse Effect. The Borrower shall not modify, amend or alter its certificate or article of incorporation other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

         9.4 Maintenance of Property. The Borrower shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear and unavoidable casualty excepted.

         9.5 Insurance. (a) The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least A-VII or better by Best Rating Guide, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction of the Majority Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Majority Lenders. Without limiting the foregoing, the Borrower shall also maintain, and shall cause each of its Subsidiaries to maintain, flood insurance, in the event of a designation of the area in which any Real Estate covered by the Mortgages and any of the Equipment and Inventory located on such Real Estate is located as "flood prone" or a "flood risk area," ( hereinafter "SFHA") as defined by the Flood Disaster Protection Act of 1973, in an amount to be reasonably determined by the Agent, and shall comply with the additional requirements of the National Flood Insurance Program as set forth in said Act. The Borrower shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

                  (b) The Borrower shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named in each such policy as secured party or mortgagee and sole loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Borrower or any of its Subsidiaries or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrower when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If the Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

                  (c) The Borrower shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to the Collateral arising from its use, whether or not covered by insurance. The Agent is hereby authorized to collect all insurance proceeds directly, and to apply or remit them as follows:

                      (i) With respect to insurance proceeds relating to property other than Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall promptly remit to the Borrower such proceeds.

                      (ii) With respect to insurance proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.11.

                      (iii) With respect to insurance proceeds relating to Collateral consisting of Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Capital Expenditure Loans if the Equipment is part of the Project and, otherwise, to the Term Loans, or at the option of the Majority Lenders, may permit or require the Borrower to use such money, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction; provided, however, that so long as there does not then exist any Default or Event of Default, the Borrower shall be permitted to adjust the claim, and use insurance proceeds, relating to Collateral consisting of Fixed Assets in an aggregate amount not to exceed $500,000 with respect to any occurrence, to replace, repair, restore or rebuild the relevant Fixed Assets, in the manner set forth in this sentence; and provided, further, that the Borrower first (i) provides the Agent and the Majority Lenders with plans and specifications for any such repair or restoration which shall be reasonably satisfactory to the Agent and the Majority Lenders and (ii) demonstrates to the reasonable satisfaction of the Agent and the Majority Lenders that the funds available to it will be sufficient to complete such project in the manner provided therein.

         9.6 Condemnation. (a) The Borrower shall, immediately upon learning of the institution of any proceeding for the condemnation or other taking of any of its property, notify the Agent of the pendency of such proceeding, and agrees that the Agent may participate in any such proceeding, and the Borrower from time to time will deliver to the Agent all instruments reasonably requested by the Agent to permit such participation.

                  (b) The Agent is hereby authorized to collect the proceeds of any condemnation claim or award directly, and to apply or remit them as follows:

                      (i) With respect to condemnation proceeds relating to property other than Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall remit to the Borrower such proceeds.

                      (ii) With respect to condemnation proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.11.

                      (iii) With respect to condemnation proceeds relating to Collateral consisting of Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Capital Expenditure Loans if the Equipment is part of the Project and, otherwise, to the Term Loans, or at the option of the Majority Lenders, may permit or require the Borrower to use such money, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the condemnation; provided, however, that so long as there does not then exist any Default or Event of Default, the Borrower shall be permitted to use proceeds relating to Collateral consisting of Fixed Assets in an aggregate amount not to exceed $500,000 with respect to any occurrence, to replace, repair, restore or rebuild the relevant Fixed Assets, in the manner set forth in this sentence; and provided, further, that plans and specifications for any such repair or restoration shall be reasonably satisfactory to the Agent and the Majority Lenders and shall be subject to the reasonable approval of the Agent and the Majority Lenders.

         9.7 Environmental Laws. (a) The Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of any Contaminant. The Borrower shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

                  (b) Without limiting the generality of the foregoing, following an Event of Default and prior to an Event of Default for cause reasonably determined by the Agent, the Borrower shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each environmental compliance or liability issue. The Agent or any Lender may request copies of technical reports prepared by the Borrower and its communications with any Governmental Authority to determine whether the Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. The Borrower shall, at the Agent's or the Majority Lenders' request and at the Borrower's expense, (a) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (b) provide to the Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall change in any material respect.

         9.8 Compliance with ERISA. The Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that is subject to Section 4069 or 4212(c) of ERISA.

         9.9 Mergers, Consolidations or Sales . Except as set forth on Schedule
9.9 and except for acquisitions which are the subject of an advance under the Acquisition Line, neither the Borrower nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (i) for sales of Inventory in the ordinary course of its business and (ii) for sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by Borrower in its business as permitted by
Section 6.11. The Agent agrees to release the Agent's Liens with respect to the disposition of Inventory and Equipment permitted under this Section provided that no Event of Default exists and is continuing.

         9.10 Distributions; Capital Change; Restricted Investments. Neither the Borrower nor any of its Subsidiaries shall (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions to the Borrower by its Subsidiaries, (ii) make any change in its capital structure which could have a Material Adverse Effect, or (iii) make any Restricted Investment; provided, however, that, if there exists no Default or Event of Default and Availability shall at all times be sufficient in the judgement of the Agent, the Borrower may pay dividends to Centrum and, without duplication, may pay management fees to Centrum, solely for the purpose of (a) paying principal, interest and charges under the Subordinated Debt at the times and in the manner permitted in the Subordination Agreement, provided, however, that, prior to making the payment on the Subordinated Debt due at maturity, the Borrower shall have provided the Agent with a calculation of the Consolidated Fixed Charge Coverage Ratio for the period ending December 31, 2000, which calculation shall treat the Subordinated Debt principal payment due at maturity as being due as of December 31, 2000 and shall show that, if such payment were to have been made on that date, the Borrower would not have been in violation of the Fixed Charge Coverage Ratio under Section 9.27, and (b) covering Consolidated taxes payable by Centrum and, subject to the Agent's agreement regarding aggregate amounts, SEC filing, accounting and other general administrative expenses.

         9.11 Transactions Affecting Collateral or Obligations. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

         9.12 Guaranties. Neither the Borrower nor any of its Subsidiaries shall make, issue, or become liable on any Guaranty, except Guaranties of the Obligations in favor of the Agent and except Guaranties of Micafil and Northern in favor of the Investors.

         9.13 Debt. Except as set forth in Schedule 9.13, neither the Borrower nor any of its Subsidiaries shall incur or maintain any Debt for Borrowed Money, other than: (a) the Obligations; (b) other Debt for Borrowed Money existing on the Closing Date and reflected in the Financial Statements dated December 31, 1998; (c) other Debt for Borrowed Money secured by purchase money security interests which are Permitted Liens; and (d) without duplication, other Debt for Borrowed Money secured by Permitted Liens.

         9.14 Prepayment. Neither the Borrower nor any of its Subsidiaries shall voluntarily prepay any Debt, except the Obligations in accordance with the terms of this Agreement.

         9.15 Transactions with Affiliates. Except as permitted by Section 9.10, neither the Borrower nor any of its Subsidiaries shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, the Borrower and its Subsidiaries may (a) engage in transactions with Affiliates in the ordinary course of business consistent with past practices, in amounts and upon terms fully disclosed to the Agent and the Lenders, and no less favorable to the Borrower and its Subsidiaries than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate, including but not limited to compensation paid to Affiliates who are employees, and (b) payment by Micafil of obligations arising under its operating agreement with respect to Micafil-Axis, L.L.C. not to exceed $100,000 in the aggregate.

         9.16 Transactions with AHI and Northern. Notwithstanding the provisions of Sections 9.10, 9.12 and 9.14, the Borrower may make loans or otherwise provide credit or credit support to AHI's and Northern's operations provided such loans and other credit support do not exceed $1,000,000 in the aggregate outstanding at any time, of which no more than $500,000 may be used to fund losses and the balance shall be for working capital uses.

         9.17 Investment Banking and Finder's Fees. Neither the Borrower nor any of its Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. The Borrower shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that the Borrower is obligated to pay for any such fees, and all costs and expenses (including without limitation, attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

         9.18 Compensation. Neither the Borrower nor any of its Subsidiaries shall, directly or indirectly pay any compensation in any form (including, without limitation, salary, bonuses, commissions, fees, and incentive compensation) to its directors, officers and employees other than reasonable compensation for services rendered or under written compensation agreements approved by the Agent, which approval shall not be unreasonably withheld.

         9.19 Business Conducted. The Borrower shall not and shall not permit any of its Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which the Borrower is engaged on the Closing Date.

         9.20 Liens. Neither the Borrower nor any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens.

         9.21 Sale and Leaseback Transactions Neither the Borrower nor any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for the Borrower or such Subsidiary to lease or rent property that the Borrower or such Subsidiary has sold or will sell or otherwise transfer to such Person.

         9.22 New Subsidiaries. The Borrower shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than those listed on Schedule 8.5.

         9.23 Fiscal Year. The Borrower shall not change its Fiscal Year.

         9.24 Capital Expenditures. Neither Centrum nor any of its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Centrum and its Subsidiaries on a consolidated basis would exceed in Fiscal Year the following:


                   Fiscal Year               Amount
                   -----------               ------
              1999                        $ 2,900,000
              2000 and 2001 combined      $10,000,000   (of which no more than
                                                        $2,000,000 may be for
                                                        Capital Expenditures not
                                                        included in the Project)
              2002 and thereafter         $ 2,000,000

         9.25 Operating Lease Obligations. Neither Centrum nor any of its Subsidiaries shall enter into, or suffer to exist, any lease of real or personal property as lessee or sublessee (other than a Capital Lease), if, after giving effect thereto, the aggregate amount of Rentals (as hereinafter defined) payable by Centrum and its Subsidiaries on a consolidated basis in any Fiscal Year in respect of such lease and all other such leases would exceed $2,500,000 (such amount being referred to herein as "Permitted Rentals"). The term "Rentals" means all payments due from the lessee or sublessee under a lease, including, without limitation, basic rent, percentage rent, property taxes, utility or maintenance costs, and insurance premiums.

         9.26 Adjusted Tangible Net Worth. Centrum and its Subsidiaries will maintain Consolidated Adjusted Tangible Net Worth, determined as of the last day of each fiscal quarter, of not less than $6,500,000, plus an amount equal to 50% of Centrum's and its Subsidiaries' consolidated net income (without regard to any loss) from each fiscal year of Centrum and its Subsidiaries commencing with the fiscal year ending March 31, 1999.

         9.27 Fixed Charge Coverage Ratio. Centrum and its Subsidiaries will maintain a Fixed Charge Coverage Ratio for each period of four consecutive fiscal quarters ended at the end of the fiscal quarter set forth below of not less than the ratio set forth below opposite such fiscal quarter:


                   Fiscal Year                                    Ratio
                   -----------                                    -----

                   1999                                        1.10 to 1.0

                   2000                                        1.25 to 1.0

                   2001                                        1.10 to 1.0

                   2002 and thereafter                         1.25 to 1.0

         9.28 Use of Proceeds. The Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act except in connection with a purchase financed under the Acquisition Line for which the Agent shall have received such opinions as the Agent may have reasonably requested with respect to the Exchange Act.

         9.29 Unused Availability. The Borrower shall maintain on the average for each calendar month, and with all its obligations with customary terms within the industry, Availability in an amount no less than $500,000.

         9.30 Further Assurances. The Borrower shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

         9.31 Motor Vehicles Titles. Upon request by the Agent, the Borrower shall deliver to the Agent all original motor vehicle titles for the purposes of the Agent's perfecting its lien on motor vehicles.

                                   ARTICLE 10

                              CONDITIONS OF LENDING

         10.1 Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date and to make the Term Loans and the Capital Expenditure Loans and the obligation of the Agent to cause to be issued or provide Credit Support for any Letter of Credit on the Closing Date and the obligation of the Lenders to participate in Letters of Credit issued on the Closing Date or in Credit Support for any Letters of Credit, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

                  (a) This Agreement and the other Loan Documents described on EXHIBIT D have been executed by each party thereto and the Borrower shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Borrower before or on such Closing Date.

                  (b) Upon making the Revolving Loans on the Closing Date (including such Revolving Loans made to finance the Closing Fee or otherwise pursuant to Section 4.11 as reimbursement for fees, costs and expenses then payable under this Agreement) and with all its obligations with customary terms within the industry, the Borrower would have Availability in an amount no less than $2,500,000.

                  (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the Closing Date as if made on such date.

                  (d) No Default or Event of Default shall exist on the Closing Date, or would exist after giving effect to the Loans to be made on such date.

                  (e) The Agent and the Lenders shall have received such opinions of counsel for the Borrower and its Subsidiaries as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

                  (f) The Agent and the Lenders shall have received title policies, in form and substance acceptable to Agent, with respect to the Mortgages.

                  (g) The Agent shall have received:

                      (i) acknowledgment copies of proper financing statements, duly filed on or before the Closing Date under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien; and

                      (ii) duly executed UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the Property of the Borrower and its Subsidiaries except Permitted Liens.

                  (h) The Borrower shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

                  (i) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement.

                  (j) The Agent shall have received the fully executed Subordination Agreement in form and content acceptable to the Agent. The Agent shall have received and approved copies of the fully executed Subordinated Debt Loan Documents, all of which must be in form and content acceptable to the Agent.

                  (k) The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Borrower and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and Availability, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

                  (l) All proceedings taken in connection with the execution of this Agreement, the Term Loan Notes, the Capital Expenditure Loan Notes all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

                  (m) The Agent shall have received the Corporate Guaranties, along with such certificates, opinions and other documents with respect to the Corporate Guaranties and the Corporate Guarantors as the Agent may request.

         The acceptance by the Borrower of any Loans made on the Closing Date shall be deemed to be a representation and warranty made by the Borrower to the effect that all of the conditions precedent to the making of such Loans have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrower, dated the Closing Date, to such effect.

         Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 10.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 10.1.

         10.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date, the Term Loans and the Capital Expenditure Loans, and the obligation of the Agent to take reasonable steps to cause to be issued or to provide Credit Support for any Letter of Credit and the obligation of the Lenders to participate in Letters of Credit or Credit Support for Letters of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

                  (a) the following statements shall be true, and the acceptance by the Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i) and (ii), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                      (i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified by the Borrower that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

                      (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

                  (b) without limiting Section 10.2(b), the amount of the Availability shall be sufficient to make such Revolving Loan without exceeding the Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing BABC or the Agent for such Lenders' Pro Rata Share of any BABC Loan or Agent Advance as provided in Sections 2.2(h), (i) and (j).

         10.3 Conditions Precedent to Capital Expenditure Loans. The obligation of the Lenders to make the Capital Expenditure Loans shall be subject to the initial condition that at time of the initial advance of the Capital Expenditure
Loans:

                  (a) the Agent shall have received a completed Capital Expenditure Loan Notice of Borrowing accompanied by (i) a certificate of completion or stage of completion, contract of sale, purchase order or invoice, in form and substance reasonably satisfactory to the Agent, which accurately and completely describes the fixed asset which is the subject of the requested advance and the purchase price therefor, and in the case of fixed assets, expressly identifying and excluding the costs of delivery, installation, taxes, and other "soft" costs, (ii) evidence satisfactory to the Agent indicating that the fixed asset has been completed, installed and/or delivered to and accepted by the respective Borrower not more than 60 days prior to the date of the advance, and (iii) such other information, certificates, confirmations, lien waivers, record searches and other items as the Agent may require to determine the value and the delivery of the subject equipment and compliance with the other terms of this Agreement;

                  (b) the Agent shall be satisfied that any equipment for which an advance is requested shall, at the time of advance and at all other times (i) not be affixed to any real property which is not covered by one of the Mortgages, (ii) not be subject to any Liens in favor of parties other than the Agents and Lenders hereunder, and (iii) be free of, and not become, accessions, additions, fittings and accessories which are subject to a Lien in favor of any other Person;

                  (c) the Borrower shall have provided such financial statements, projections, certificates, and other documents as the Agent may request to demonstrate to the Agent's satisfaction that the Borrower has sufficient capital to meet its on-going working capital requirements after taking into account the Project and to fund the completion of the Project and has excess Availability of not less than $2,500,000 at the time of the first advance under the Capital Expenditure Loans; and

                  (d) the Borrower shall have advanced, or shall advance at the time of each Capital Expenditure Loan, the balance of the purchase price or remaining costs of that portion of the Project for which the Capital Expenditure Loan is requested.


                                   ARTICLE 11

                                DEFAULT; REMEDIES

         11.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

                  (a) any failure to pay the principal of or interest or premium on any of the Obligations when due, whether upon demand or otherwise;

                  (b) any representation or warranty made or deemed made by the Borrower in this Agreement or by the Borrower or any of its Subsidiaries in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Borrower or any of its Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

                  (c) any default shall occur in the observance or performance of any of the covenants and agreements contained in this Agreement, any other Loan Documents, or any other agreement entered into at any time to which the Borrower or any Subsidiary and the Agent or any Lender are party, or if any such agreement or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable, without the written consent of the Agent and the Majority Lenders;

                  (d) default shall occur with respect to any Debt For Borrowed Money (other than the Obligations) in an outstanding principal amount which exceeds $100,000 or under any agreement or instrument under or pursuant to which any such Debt For Borrowed Money may have been issued, created, assumed, or guaranteed by the Borrower or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt For Borrowed Money to accelerate, the maturity of any such Debt For Borrowed Money; or any such Debt For Borrowed Money shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

                  (e) the Borrower or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

                  (f) an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Borrower or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and either (i) such petition, proposal, action or proceeding shall not have been dismissed within a period of sixty (60) days after its commencement or (ii) an order for relief against the Borrower or such Subsidiary shall have been entered in such proceeding;

                  (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Borrower or any of its Subsidiaries or for all or any part of its property shall be appointed or a warrant of attachment, execution or similar process in excess of $100,000 shall be issued against any part of the property of the Borrower or any of its Subsidiaries;

                  (h) except for LaSalle Exploration, Inc., the Borrower or any of its Subsidiaries shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

                  (i) all or any material part of the property of the Borrower or any of its Subsidiaries shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of the Borrower or such Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                  (j) any guaranty of the Obligations shall be terminated, revoked or declared void or invalid;

                  (k) one or more final, non-appealable judgments or orders for the payment of money aggregating in excess of $200,000 which amount shall not be fully covered by insurance, shall be rendered against the Borrower or any of its Subsidiaries;

                  (l) any loss, theft, damage or destruction of any item or items of Collateral or other property of the Borrower or any Subsidiary occurs which materially and adversely affects the property, business, operation, prospects, or condition of the Borrower or any of its Subsidiaries and is not adequately covered by insurance;

                  (m) there occurs a Material Adverse Effect;

                  (n) there is filed against the Borrower or any of its Subsidiaries any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred twenty (120) days, and (2) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

                  (o) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

                  (p) (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $250,000, (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $500,000; or (iii) the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $100,000; or

                  (q) there occurs a Change of Control.

         11.2 Remedies. (a) If an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Availability, or reduce one or more of the other elements used in computing the Availability; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to arrange for or provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower: (a) terminate the Commitments and this Agreement; (b) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 11.1(e), 11.1(g), or 11.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; and (c) pursue its other rights and remedies under the Loan Documents and applicable law.

                  (b) If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the Borrower's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the

Borrower shall, upon the Agent's demand, at the Borrower's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrower if such notice is sent overnight with a nationally recognized courier, mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) days (or at least fifteen (15) days if mail is the only method for giving notice) prior to such action to the Borrower's address specified in or pursuant to Section 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral upon commercially reasonable notice to the Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Borrower irrevocably waives, to the extent permitted by applicable laws: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations in whatever order the Agent elects. The Agent will return any excess to the Borrower and the Borrower shall remain liable for any deficiency.

                  (c) If an Event of Default occurs, the Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.


                                   ARTICLE 12

                              TERM AND TERMINATION

         12.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including, without limitation, all unpaid principal, accrued interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrower shall immediately arrange for the cancellation of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including, without limitation, the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).


                                   ARTICLE 13

           AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

         13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will not operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrower of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

         13.2 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Agent, do any of the following:

                  (a) increase or extend the Commitment of any Lender;

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                  (e) increase any of the percentages set forth in the definition of Availability;

                  (f) amend this Section 13.2 or any provision of the Agreement providing for consent or other action by all Lenders;

                  (g) release Collateral other than as permitted by Section
14.11;

                  (h) change the definitions of "Majority Lenders" or "Required Lenders";

                  (i) increase the Maximum Revolver Amount, the Maximum Inventory Loan, the aggregate Capital Expenditure Loans beyond $8,000,000, and Unused Letter of Credit Subfacility.

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

         13.3     Assignments; Participations.

                  (a) Any Lender may, with the written consent of the Agent, assign and delegate to one or more assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 or if less the entire amount of such Lender's Commitment; provided, however, that the Borrower and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of EXHIBIT H ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,000. Unless there shall have occurred an Event of Default, the Borrower shall not be responsible for payment of the Agent's or any Lender's Attorney Costs in connection with any such assignment.

                  (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the



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other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(4) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, the Borrower shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and, if the assignor Lender has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in

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respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. Unless there shall have occurred an Event of Default, the Borrower shall not be responsible for payment of the Agent's or any Lender's Attorney Costs in connection with any such participation.

              (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.


                                   ARTICLE 14

                                    THE AGENT

         14.1 Appointment and Authorization. Each Lender hereby designates and appoints BankAmerica Business Credit, Inc. as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article
14. The provisions of this Article 14 are solely for the benefit of the Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including, without limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Availability, (b) the making of Agent Advances pursuant to Section 2.2(i), and
(c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

         14.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact



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and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         14.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         14.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                  (b) For purposes of determining compliance with the conditions specified in Section 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

                  (c) In the event the Agent requests the consent of a Lender and such consent is denied or in the event a Lender has not given notice of its intention to extend the making of Revolving Loans as of the next scheduled Stated Termination Date at the time provided for such notice in the definition of "Stated Termination Date," then BABC may, in the exercise of its sole and absolute discretion, require such Lender to assign its interest in the Loans and the other Obligations to BABC for a price equal to the then outstanding principal amount thereof plus




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accrued and unpaid interest, fees and costs and expenses and any other
Obligations then owing such Lender under the Loan Documents, which principal, interest, fees and costs and expenses will be paid on the date of such assignment. In the event that BABC elects to require any Lender to assign its interest to BABC, BABC will so notify such Lender in writing within thirty (30) days following such Lender's denial or failure to extend, as applicable, and such Lender will assign its interest to BABC no later than five (5) days following receipt of the notice of BABC's election.

         14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Section 11.2; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         14.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

         14.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities as such term is defined in Section 15.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from



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such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section 14.7 shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         14.8 Agent in Individual Capacity. BABC and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BABC were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BABC or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BABC shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include BABC in its individual capacity.

         14.9 Successor Agent. The Lenders and the Borrower agree to execute and deliver such confirmations thereof as the Agent may reasonably request. The Agent may resign as Agent upon 30 days' notice to the Lenders and the Borrower. In the event BABC sells all of its Commitments and Revolving Loans as part of a sale, transfer or other disposition by BABC of substantially all of its loan portfolio, BABC shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. If the Agent resigns under this Agreement, subject to the proviso in the preceding sentence, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, in the event that BABC assigns all of its Loans to an Affiliate, such Affiliate shall automatically become the successor Agent hereunder upon the effective date of such assignment.

         14.10 Withholding Tax. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

                      (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                      (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                      (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

                  (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section 14.10 are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not



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properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 14.10, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         14.11    Collateral Matters.

                  (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 9.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to the Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above or elsewhere in this Agreement, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $100,000, during any one year period without the prior written authorization of the Lenders. Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 14.11.

                  (b) Upon receipt by the Agent of any authorization required pursuant to Section 14.11(a) from the Lenders of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days' prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         14.12 Restrictions on Actions by Lenders; Sharing of Payments. (a)
Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders following any Event of Default, set off against the Obligations, any amounts owing by such Lender to the Borrower or any accounts of the Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against the Borrower, including, without limitation, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

                  (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         14.13 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

         14.14 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice



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to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans, Term Loans, the Capital Expenditure Loans or otherwise.

         14.15 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         14.16 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

                  (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by the Agent;

                  (b) expressly agrees and acknowledges that neither BABC nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Borrower and will rely significantly upon the Borrower's books and records, as well as on representations of the Borrower's personnel;

                  (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants who shall also agree to keep all such Reports confidential, or use any Report in any other manner; and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         14.17 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.


                                   ARTICLE 15

                                  MISCELLANEOUS

         15.1 Cumulative Remedies; No Prior Recourse to Collateral. The enumeration herein of the Agent's and each Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and the Lenders may have under the UCC or other applicable law. The Agent and the Lenders shall have the right, in their sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Agent and the Lenders may, without limitation, proceed directly against the Borrower to collect the Obligations without any prior recourse to the Collateral. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         15.2 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         15.3 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver. (A) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE

BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (C) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS OR ON THE BUSINESS DAY FOLLOWING DEPOSIT WITH A NATIONALLY RECOGNIZED OVERNIGHT COURIER. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

         15.4 WAIVER OF JURY TRIAL. THE BORROWER, THE LENDERS AND THE AGENT
EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         15.5 Survival of Representations and Warranties. All of the Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

         15.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting the Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         15.7 Fees and Expenses. The Borrower agrees to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including, without limitation: (a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated costs of Agent's in-house counsel fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance;
(d) taxes, fees and other charges for recording the Mortgage, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrower under the Loan Documents that the Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by the Agent plus, following an Event of Default, the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $600 per day (or portion thereof) for each agent or employee of the Agent with respect to each field examination or audit); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated cost of Agent's in-house counsel fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses shall be charged to the Borrower's Loan Account as Revolving Loans as described in Section 4.10(a), with copies with respect thereto to be provided to the Borrower.

         15.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) five (5) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or to BABC:

         BankAmerica Business Credit, Inc.
         231 S. LaSalle Street, 16th Floor
         Chicago, Illinois  60697
         Attention:  Beverly J. Gray
         Telecopy No. 312-974-8760


         with copies to:

         Bank of America NT & SA
         10124 Old Grove Road
         San Diego, California  92131
         Attention: Legal Department
         Telecopy No. (619) 549-7518

         and to

         Frederick W. Runge, Jr., Esquire
         Miles & Stockbridge P.C.
         10 Light Street
         Baltimore, Maryland  21202
         Telecopy No. (410) 385-3700

If to the Borrower:

         c/o McInnes Steel Company
         441 East Main Street
         Corry, Pennsylvania  16407
         Attention:  Timothy M. Hunter, Chief Financial Officer
         Telecopy No. (814) 664-2372

         with copies to:

         John W. Hilbert II, Esquire
         Shumaker, Loop & Kendrick, LLP
         North Courthouse Square
         1000 Jackson
         Toledo, Ohio 43624-1573
         Telecopy No. (419) 241-6894

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         15.9 Waiver of Notices. Unless otherwise expressly provided herein, the Borrower waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrower which the Agent or any Lender may elect to give shall entitle the Borrower to any or further notice or demand in the same, similar or other circumstances.

         15.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         15.11 Indemnity of the Agent and the Lenders by the Borrower.

               (a) The Borrower agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section 15.11 shall survive payment of all other Obligations.

               (b) The Borrower agrees to indemnify, defend and hold harmless the Agent and the Lenders from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to the Borrower's operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about the Borrower's property or operations or property leased to the Borrower. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns but shall not extend to acts of gross negligence or willful misconduct. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

         15.12 Limitation of Liability. No claim may be made by the Borrower, any Lender or other Person against the Agent, any Lender, or the affiliates, directors, officers, officers, employees, or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Loan Document, or any act, omission or event occurring in connection therewith, and the Borrower and each Lender hereby waive, release and agree not to sue upon any claim for such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         15.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrower, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrower and a duly authorized officer of each of the Agent and the requisite Lenders.

         15.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         15.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         15.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S

LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

         15.17 Joint and Several Liability. The Borrower shall be liable for all amounts due to the Agent and/or any Lender under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which the Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records. The Borrower's Obligations with respect to Loans made to it, and the Borrower's Obligations arising as a result of the joint and several liability of the Borrower hereunder, with respect to Loans made to the other Borrower hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of the Borrower.

                  The Borrower's Obligations arising as a result of the joint and several liability of the Borrower hereunder with respect to Loans or other extensions of credit made to the other Borrower hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of the other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of the other Borrower, (ii) the absence of any attempt to collect the Obligations from the other Borrower, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same,
(iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of the other Borrower, or any part thereof, or any other agreement now or hereafter executed by the other Borrower and delivered to the Agent and/or any Lender, (iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of the other Borrower, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent's and/or any Lender's claim(s) for the repayment of the Obligations of the other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of the other Borrower. With respect to the Borrower's Obligations arising as a result of the joint and several liability of the Borrower hereunder with respect to Loans or other extensions of credit made to either of the other Borrower hereunder, the Borrower waives, until the Obligations shall have been paid in full and the Loan Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of the Borrower to the Agent and/or any Lender.

                  Upon any Event of Default, the Agent may proceed directly and at once, without notice, against the Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against the other Borrower or any other Person, or against any security or collateral for the Obligations. The Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of the Borrower or against or in payment of any or all of the Obligations.

         15.18 Contribution and Indemnification among the Borrowers. Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an "Accommodation Payment"), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's "Allocable Amount" (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the "Allocable Amount" of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code,
Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (ii) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (iii) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or
Section 5 of the UFCA. All rights and claims of contribution, indemnification and reimbursement under this Section shall be subordinate in right of payment to the prior payment in full of the Obligations. The provisions of this section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

         15.19 Agency of the Parent for each other Borrower. The Borrowers hereby represent and warrant to the Agent and the Lenders that each of them will derive benefits, directly and indirectly, from each Letter of Credit and from each of the Loans, both in their separate capacity and as a member of the integrated group to which each of the Borrowers belong, because (a) the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because, (b) the terms of the combined financing provided under this Agreement are more favorable than would otherwise would be obtainable by the Borrowers individually, and (c) the Borrowers' additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to the Borrowers of the financing. The Borrowers in the discretion of their respective managements are to agree among themselves as to the allocation of the benefits of Letters of Credit and the proceeds of Loans; provided, however, that the Borrowers shall be deemed to have represented and warranted to the Agent and the Lenders at the time of allocation that each benefit and use of proceeds is a Permitted Use.

         For administrative convenience, each Borrower hereby irrevocably appoints Centrum as the Borrower's attorney-in-fact, with power of substitution (with the prior written consent of the Agent in the exercise of its sole and absolute discretion), in the name of Centrum or in the name of the Borrower or otherwise to take any and all actions with respect to this Agreement, the other Financing Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as Centrum may so elect from time to time, including, without limitation, actions to (i) request advances under the Loans, apply for and direct the benefits of Letters of Credits, and direct the Agent to disburse or credit the proceeds of any of the Loans directly to an account of Centrum, any one or more of the Borrowers or otherwise, which direction shall evidence the making of such Loans and shall constitute the acknowledgement by each of the Borrowers of the receipt of the proceeds of such Loans or the benefit of such Letter of Credit, (ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any other Financing Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of the Borrower or in the name of Centrum. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Agent, and may be exercised from time to time through Centrum's duly authorized officer, officers or other Person or Persons designated by Centrum to act from time to time on behalf of Centrum.

         Each of the Borrowers hereby irrevocably authorizes each of the Lenders to make Loans to any one or more of the Borrowers, and hereby irrevocably authorizes the Agent to issue or cause to be issued Letters of Credit for the account of any or all of the Borrowers, pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one or more of the Persons who is from time to time a responsible officer of a Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Borrowers on file with the Agent and also upon the written, oral or telephone request of any one of the Persons who is from time to time a responsible officer of Centrum under the provisions of the most recent certificate of corporate resolutions and/or incumbency for Centrum on file with the Agent.

         Neither the Agent nor any of the Lenders assumes any responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Agent and the Borrowers or the Agent and any of the Lenders in connection with the credit facilities hereunder, any Loans, any Letter of Credit or any other transaction in connection with the provisions of this Agreement. Without implying any limitation on the joint and several nature of the Obligations, the Lenders agree that, notwithstanding any other provision of this Agreement, the Borrowers may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the advances and credit facilities under this Agreement. The Borrowers agree among themselves, and the Agent and the Lenders consent to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Agent agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Borrowers agree that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations, without right of counterclaim, recoupment and offset against the Agent or any of the Lenders. Each Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security.

        15.20 Wire Transfer Procedures.(a) The Borrower acknowledges that the Agent has made available to the Borrower Wire Transfer Procedures a copy of which is attached to this Agreement as EXHIBIT I and which include a description of security procedures regarding funds transfers executed by the Agent or an Affiliate bank at the request of the Borrower (the "Security Procedures"). The Borrower and the Agent agree that the Security Procedures are commercially reasonable. The Borrower further acknowledges that the full scope of the Security Procedures which the Agent or such Affiliate bank offers and strongly recommends for funds transfers is available only if the Borrower communicates directly with the Agent or such Affiliate bank as applicable in accordance with said procedures. If the Borrower attempts to communicate by any other method or otherwise not in accordance with the Security Procedures, the Agent or such Affiliate bank, as applicable, shall not be required to execute such instructions, but if the Agent or such Affiliate bank, as applicable, does so, the Borrower will be deemed to have refused the Security Procedures that the Agent or such Affiliate bank as applicable offers and strongly recommends, and the Borrower will be bound by any funds transfer, whether or not authorized, which is issued in the Borrower's name and accepted by the Agent or such Affiliate bank, as applicable, in good faith. The Agent or such Affiliate bank, as applicable, may modify Wire Transfer Procedures including, without limitation, the Security Procedures at such time or times and in such manner as the Agent or such Affiliate bank, as applicable, in its sole discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use the Agent's or such Affiliate bank's, as applicable, wire transfer services after receipt of any modification of the Wire Transfer procedures including, without limitation, the Security Procedures, the Borrower agrees that the Security Procedures, as modified, are likewise commercially reasonable. The Borrower further agrees to establish and maintain procedures to safeguard the Security Procedures and any information related thereto. Neither the Agent nor any Affiliate of the Agent is responsible for detecting any error in payment order sent by the Borrower to the Agent or any of the Lenders.

                  (b) The Agent or such Affiliate bank, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIPs) or international cable. However, the Agent or such Affiliate bank, as applicable, may use any means and routes that the Agent or such Affiliate bank, as applicable, in its sole discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearinghouse will be governed by all applicable funds transfer system rules and clearing house rules and clearing arrangements, whether or not the Agent or such Affiliate bank, as applicable, is a member of the system, clearinghouse or arrangement and the Borrower acknowledges that the Agent's or such Affiliate bank's, as applicable, right to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the laws, regulations, rules, circulars and arrangements described herein.

         WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                    "BORROWER":

                                    MCINNES STEEL COMPANY


                                    By  /s/ Timothy M. Hunter
                                        ---------------------
                                        Timothy M. Hunter
                                        Chief Financial Officer/Treasurer


                                    MCINNES INTERNATIONAL, INC.


                                    By  /s/ Timothy M. Hunter
                                        ---------------------
                                        Timothy M. Hunter
                                        Treasurer


                                    TAYLOR FORGE COMPANY


                                    By  /s/ Timothy M. Hunter
                                        ---------------------
                                        Timothy M. Hunter
                                        Vice President/Treasurer

                                    ERIE BRONZE &  ALUMINUM COMPANY


                                    By  /s/ Timothy M. Hunter
                                        ---------------------
                                        Timothy M. Hunter
                                        Treasurer


                                    AMERICAN HANDLING, INC.


                                    By  /s/ Timothy M. Hunter
                                        ---------------------
                                        Timothy M. Hunter
                                        Vice President


                                    NORTHERN STEEL COMPANY


                                    By  /s/ Timothy M. Hunter
                                        ---------------------
                                        Timothy M. Hunter
                                        Treasurer


                                    MICAFIL, INC.


                                    By  /s/ Timothy M. Hunter
                                        ---------------------
                                        Timothy M. Hunter
                                        Treasurer


                                    EBALLOY GLASS PRODUCTS COMPANY


                                    By  /s/ Timothy M. Hunter
                                        ---------------------
                                        Timothy M. Hunter
                                        Treasurer

                                    "AGENT"

                                    BANKAMERICA BUSINESS CREDIT, INC., as
                                    the Agent


                                    By  /s/ Robert T. McGuire
                                        ---------------------
                                        Robert T.McGuire, Senior Vice President


                                    "LENDERS"

Commitment:  $46,500,000            BANKAMERICA BUSINESS CREDIT, INC., as
(including the Acquisition          a Lender
Line without implying the
existence of any commitment
thereunder on the Closing Date)
                                    By  /s/ Robert T. McGuire
                                        ---------------------
                                        Robert T. McGuire, Senior Vice President

                                    EXHIBIT A

                                FORM OF TERM NOTE

                                    TERM NOTE

$13,500,000                                                    Chicago, Illinois
                                                               February 25, 1999

         FOR VALUE RECEIVED, MCINNES STEEL COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("MSC"), including, without limitation, its McInnes Rolled Rings ("MRR") division; MCINNES INTERNATIONAL, INC., a corporation organized under the laws of the U.S. Virgin Islands ("MII"); TAYLOR FORGE COMPANY, a corporation organized under the laws of the State of Tennessee ("Taylor"); ERIE BRONZE & ALUMINUM COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("EBA"); AMERICAN HANDLING, INC., a corporation organized under the laws of the State of Ohio ("AHI"); NORTHERN STEEL COMPANY, a corporation organized under the laws of the State of Washington ("Northern"); MICAFIL, INC., a corporation organized under the laws of the State of Delaware ("Micafil"); and EBALLOY GLASS PRODUCTS COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("Eballoy"), (each of MSC, MRR, MII, Taylor, EBA, AHI, Northern, Micafil, and Eballoy a "Borrower" and collectively the "Borrowers"), jointly and severally, promise to pay to the order of BANKAMERICA BUSINESS CREDIT, INC., a corporation organized under the laws of the State of Delaware (the "Lender"), the principal sum of THIRTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($13,500,000) (the "Principal Sum"), or such lesser amount equal to the Lender's Pro Rata Share (as that term is defined in the "Financing Agreement" defined below) of the Term Loans (as that term is defined in the Financing Agreement) together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1.       Interest.

         Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Interest Rate (as that term is defined in the Financing Agreement) applicable to the Term Loans from time to time under Section 3.1 of the Financing Agreement.

         2.       Payments and Maturity.

         The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

                  (a) Interest only on the unpaid Principal Sum shall be due and payable at the times provided in Section 3.1(a) of the Financing Agreement;

                  (b) The Borrowers shall pay to the Lender its Pro Rata Share of the Term Loan installment payments made at the times and in the manner set forth in Section 2.3(c) of the Financing Agreement; and

                  (c) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Term Loan Maturity Date (as that term is defined in the Financing Agreement).

         3.       Default Interest.

         The unpaid Principal Sum shall bear interest at the Default Rate as provided in Section 3.1(b) of the Financing Agreement.

         4.       Application and Place of Payments.

         All payments made on account of this Note shall be applied in the manner provided in the Financing Agreement. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of BankAmerica Business Credit, Inc., a Delaware corporation (the "Agent" under the Financing Agreement), at its office at 231 South LaSalle Street, Chicago, Illinois, or at such other times and places as the Agent may at any time and from time to time designate in writing to the Borrowers.

         5.       Prepayment.

         The Borrowers may prepay the Principal Sum at the times and in the manner provided in the Financing Agreement.

         6.       Financing Agreement and Other Financing Documents.

         This Note is a "Term Loan Note" described in a Loan and Security Agreement dated of even date herewith, by and among the Agent, the Lender, the other Lenders under the Financing Agreement, and the Borrowers (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by any Borrower and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement. All terms used in this Note which are not otherwise defined herein shall have the meaning set forth in the Financing Agreement.

         7.       Security.

         This Note is secured as provided in the Financing Agreement.

         8.       Events of Default.

         The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

                  (a) The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

                  (b) The occurrence of an "Event of Default" (as that term is defined in the Financing Agreement) beyond any applicable grace periods.

         9.       Remedies.

         Upon the occurrence of an Event of Default, the Lender shall have all of the rights, powers, and remedies provided in the Financing Agreement. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

         10.      Notices.

         Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 15.8 of the Financing Agreement.

         11.      Miscellaneous.

         Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         12.      Partial Invalidity.

         In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         13.      Captions.

         The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         14.      Applicable Law.

         The Borrowers acknowledge and agree that this Note shall be governed by the laws of the State of Illinois, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere, all as if this Note had been executed, delivered, administered and performed solely within the State of Illinois.

         IN WITNESS WHEREOF, each Borrower has caused this Note to be executed under seal by its duly authorized officer as of the date first written above.


                                    MCINNES STEEL COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter,
                                         Chief Financial Officer/Treasurer

                                    MCINNES INTERNATIONAL, INC.



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    TAYLOR FORGE COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Vice President/Treasurer

                                    ERIE BRONZE & ALUMINUM COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    AMERICAN HANDLING, INC.



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Vice President/Treasurer

                                    NORTHERN STEEL COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    MICAFIL, INC.



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    EBALLOY GLASS PRODUCTS COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    EXHIBIT B

                       FORM OF BORROWING BASE CERTIFICATE

                                    EXHIBIT C

                      FORM OF CAPITAL EXPENDITURE LOAN NOTE

                          CAPITAL EXPENDITURE LOAN NOTE


$8,000,000                                                     Chicago, Illinois
                                                               February 25, 1999

         FOR VALUE RECEIVED, MCINNES STEEL COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("MSC"), including, without limitation, its McInnes Rolled Rings ("MRR") division; MCINNES INTERNATIONAL, INC., a corporation organized under the laws of the U.S. Virgin Islands ("MII"); TAYLOR FORGE COMPANY, a corporation organized under the laws of the State of Tennessee ("Taylor"); ERIE BRONZE & ALUMINUM COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("EBA"); AMERICAN HANDLING, INC., a corporation organized under the laws of the State of Ohio ("AHI"); NORTHERN STEEL COMPANY, a corporation organized under the laws of the State of Washington ("Northern"); MICAFIL, INC., a corporation organized under the laws of the State of Delaware ("Micafil"); and EBALLOY GLASS PRODUCTS COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania ("Eballoy"), (each of MSC, MRR, MII, Taylor, EBA, AHI, Northern, Micafil, and Eballoy a "Borrower" and collectively the "Borrowers"), jointly and severally, promise to pay to the order of BANKAMERICA BUSINESS CREDIT, INC., a corporation organized under the laws of the State of Delaware (the "Lender"), the principal sum of EIGHT MILLION DOLLARS ($8,000,000) (the "Principal Sum"), or such lesser amount equal to the Lender's Pro Rata Share (as that term is defined in the "Financing Agreement" defined below) of the Capital Expenditure Loans (as that term is defined in the Financing Agreement) or so much thereof as has been or may be advanced and/or readvanced under the Capital Expenditure Loans, to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement, together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1.       Interest.

         Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Interest Rate (as that term is defined in the Financing Agreement) applicable to the Term Loans from time to time under Section 3.1 of the Financing Agreement.

         2.       Payments and Maturity.

         The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

                  (a) Interest only on the unpaid Principal Sum shall be due and payable at the times provided in Section 3.1(a) of the Financing Agreement;

                  (b) The Borrowers shall pay to the Lender its Pro Rata Share of the Capital Expenditure Loans installment payments made at the times and in the manner set forth in Section 2.5(j) of the Financing Agreement; and

                  (c) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Capital Expenditure Loan Maturity Date (as that term is defined in the Financing Agreement).


         The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

         3.       Default Interest.

         The unpaid Principal Sum shall bear interest at the Default Rate as provided in Section 3.1(b) of the Financing Agreement.

         4.       Application and Place of Payments.

         All payments made on account of this Note shall be applied in the manner provided in the Financing Agreement. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of BankAmerica Business Credit, Inc., a Delaware corporation (the "Agent" under the Financing Agreement), at its office at 231 South LaSalle Street, Chicago, Illinois, or at such other times and places as the Agent may at any time and from time to time designate in writing to the Borrowers.

         5.       Prepayment.

         The Borrowers may prepay the Principal Sum at the times and in the manner provided in the Financing Agreement.

         6.       Financing Agreement and Other Financing Documents.

         This Note is a "Capital Expenditure Loan Note" described in a Loan and Security Agreement dated of even date herewith, by and among the Agent, the Lender, the other Lenders under the Financing Agreement, and the Borrowers (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by any Borrower and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement. All terms used in this Note which are not otherwise defined herein shall have the meaning set forth in the Financing Agreement.

         7.       Security.

         This Note is secured as provided in the Financing Agreement.

         8.       Events of Default.

         The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

                  (a) The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

                  (b) The occurrence of an "Event of Default" (as that term is defined in the Financing Agreement) beyond any applicable grace periods.

         9.       Remedies.

         Upon the occurrence of an Event of Default, the Lender shall have all of the rights, powers, and remedies provided in the Financing Agreement. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

         10.      Notices.

         Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 15.8 of the Financing Agreement.

         11.      Miscellaneous.

         Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         12.      Partial Invalidity.

         In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         13.      Captions.

         The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         14.      Applicable Law.

         The Borrowers acknowledge and agree that this Note shall be governed by the laws of the State of Illinois, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere, all as if this Note had been executed, delivered, administered and performed solely within the State of Illinois.

         IN WITNESS WHEREOF, each Borrower has caused this Note to be executed under seal by its duly authorized officer as of the date first written above.

                                    MCINNES STEEL COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter,
                                         Chief Financial Officer/Treasurer

                                    MCINNES INTERNATIONAL, INC.



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    TAYLOR FORGE COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Vice President/Treasurer

                                    ERIE BRONZE & ALUMINUM COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    AMERICAN HANDLING, INC.



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Vice President/Treasurer

                                    NORTHERN STEEL COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    MICAFIL, INC.



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer

                                    EBALLOY GLASS PRODUCTS COMPANY



                                    By:                              (Seal)
                                       ------------------------------
                                         Timothy M. Hunter
                                         Treasurer